                                            ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                            Core

                                                                           Funds

                              [PHOTO APPEARS HERE]


              Strong Balanced Fund

        Strong Balanced Asset Fund

        Strong Large Cap Core Fund

     Strong Growth and Income Fund

           Strong Opportunity Fund

                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                            Core

                                                                           Funds


Table of Contents

Investment Reviews

        Strong Balanced Fund........................................... 2
        Strong Balanced Asset Fund..................................... 4
        Strong Large Cap Core Fund..................................... 6
        Strong Growth and Income Fund.................................. 8
        Strong Opportunity Fund........................................10

Financial Information

        Schedule of Investments in Securities
             Strong Balanced Fund......................................12
             Strong Balanced Asset Fund................................16
             Strong Large Cap Core Fund................................18
             Strong Growth and Income Fund.............................19
             Strong Opportunity Fund...................................21
        Statement of Assets and Liabilities............................24
        Statement of Operations........................................27
        Statements of Changes in Net Assets............................30
        Notes to Financial Statements..................................32

Financial Highlights...................................................41

Report of Independent Accountants......................................46

Directors and Officers.................................................47

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002


On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                 /s/ Dick

Strong Balanced Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of net assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

                    Growth of an Assumed $10,000 Investment+
                           From 12-30-81 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong                   Lipper Flexible
                Balanced     S&P 500(R)     Portfolio Funds
                  Fund         Index*          Average*
Dec 81          $ 10,000      $ 10,000         $ 10,000
Dec 82          $ 13,320      $ 12,155         $ 13,354
Dec 83          $ 19,344      $ 14,896         $ 16,196
Dec 84          $ 21,234      $ 15,831         $ 16,340
Dec 85          $ 25,346      $ 20,854         $ 20,445
Dec 86          $ 29,819      $ 24,747         $ 23,702
Dec 87          $ 29,734      $ 26,046         $ 24,718
Dec 88          $ 32,467      $ 30,360         $ 27,352
Dec 89          $ 36,104      $ 36,963         $ 32,168
Dec 90          $ 37,107      $ 38,721         $ 31,980
Dec 91          $ 44,393      $ 50,492         $ 40,220
Dec 92          $ 45,824      $ 54,334         $ 43,697
Dec 93          $ 52,469      $ 59,798         $ 48,671
Dec 94          $ 51,679      $ 60,584         $ 47,606
Dec 95          $ 63,028      $ 83,324         $ 59,520
Dec 96          $ 69,617      $102,443         $ 67,776
Dec 97          $ 81,219      $136,608         $ 80,498
Dec 98          $ 98,558      $175,645         $ 92,400
Dec 99          $113,836      $212,601         $104,550
Dec 00          $106,599      $193,263         $105,163
Dec 01          $ 94,843      $170,311         $ 98,901
Dec 02          $ 82,847      $132,685         $ 87,117

     + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

       The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was highlighted by alternating periods of calm and extreme volatility. Though the Fund did post a negative return for the year, it was able to outperform the S&P 500. The Fund's equity portfolio contributed to this outperformance, as we were able to sidestep companies that found themselves at the center of corporate governance scandals. Also, the bond portion of the portfolio provided a positive return for the year.

Challenges with some bright spots

The year began with a relatively flat first quarter in the equity markets, followed by steep declines in the second and third quarters. In the fourth quarter, the market made a weak attempt at a year-end rally. There were many reasons for the third consecutive year of stock-market declines, including a struggling economy, geopolitical concerns, allegations of corruption on Wall Street, and declining investor confidence.

There were some positive factors in the economy through the year -- most notably, low interest rates and their positive impact on consumer spending. With mortgage rates at their lowest levels in decades, we had a boom in new housing and refinancing. Consumers freed up more money for discretionary spending by refinancing debt, and remained surprisingly strong through the bulk of the year. Nonetheless, this positive trend was not sufficient to overcome the problems facing the equity market and the uncertain investment landscape.

On the fixed income side, higher-quality securities benefited from investors' preference for lower-risk investments in the uncertain environment, but medium- and lower-quality corporate securities underperformed. In the final months of 2002, much of this flight to quality abated, and investment-grade as well as high-yield corporate bonds were able to recover a portion of their significant losses.

Driving factors in our performance

One of the more significant steps we took on the equity side that helped the Fund's performance was to heighten our focus on other areas, such as consumer staples. This was the direct result of our investment discipline, in which we seek out companies with superior relative earnings growth as well as attractive valuations. This approach also helped us to avoid companies tainted by allegations of questionable accounting practices. The Fund's performance did, however, suffer some impact from these scandals as their impact resounded across the market.

In the bond portfolio, our position in mortgage-backed bonds and our decision to keep the portfolio's interest-rate sensitivity (duration) slightly longer than its peer benchmark, the Lipper Flexible Portfolio Funds Average, both contributed positively to returns. Mortgages helped boost the Fund's income level and also were favored by investors. Our longer duration provided the Fund with some additional capital appreciation as Treasury yields declined.

Factors having a negative impact on the Fund's fixed income portfolio include our allocation to high-yield bonds, an overweighting in telecommunication-related bonds, and individual bond selection, compared to our peer benchmark. High-yield bonds significantly underperformed Treasuries in this year of risk-averse investors. Many individual bonds, particularly in the telecommunication sector, experienced large price declines resulting from allegations of accounting irregularities and fraud.

Caution and optimism for 2003

Given that there has only been one time in history -- from 1929 through 1932 -- in which the equity markets have produced four consecutive years of negative equity returns, it is natural to be somewhat optimistic about the prospects for the coming year. It is nonetheless essential that investors be realistic in their outlook for the year, and not use hope in place of an investment strategy.

While no one looks forward to the prospect of war, it appears that uncertainty with respect to the Iraqi situation is likely to come to a close soon. Regardless of our actions on the international front, the U.S. economy and equity markets should continue to benefit from low interest rates. Low rates haven't yet had much impact on corporate capital expenditures, but they have helped to bolster consumer spending.

Homeowners have been able to refinance their mortgages and lower their monthly payments, freeing up money for discretionary purchases. In time, the impact of lower rates should also help to stimulate higher levels of corporate spending. While caution will be our watchword in the coming year, it does appear that the early months of 2003 could give us a base to build on over the rest of the year.

Thank you for the privilege of allowing the Strong Balanced Fund to be a part of your financial plan.

Rimas M. Milaitis
Portfolio Co-Manager

Bradley Doyle
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02
-------------------------------------------------

          1-year                          -12.65%

          3-year                          -10.05%

          5-year                            0.40%

          10-year                           6.10%

          Since Fund Inception             10.59%
          (12-30-81)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents the average of the 30 largest funds in this Lipper category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Balanced Asset Fund
--------------------------------------------------------------------------------

On November 8, 2002, the Strong Balanced Asset Fund Board of Directors approved the reorganization of the Strong Balanced Asset Fund into the Strong Balanced Fund, subject to shareholder approval at a meeting scheduled for February 28, 2003. Effective November 29, 2002, the Fund was closed to new investors.

Your Fund's Approach

The Strong Balanced Asset Fund seeks total return by investing for both income and capital growth. Under normal conditions, the Fund will invest about 60% of its net assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium-and large-capitalization companies. The portfolio managers generally seek stocks of companies that have above-average projected earnings growth, whose stock has a lower price/earnings ratio than that of the Standard & Poor's 500 Index. The managers believe these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell stocks when, based on their growth potential or price, they are no longer attractive. The managers may sell bonds if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

                    Growth of an Assumed $10,000 Investment+
                           From 12-31-97 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong
                Balanced     S&P 500(R)     Lipper Balanced
               Asset Fund      Index*         Funds Index*
Dec 97           $10,000      $10,000           $10,000
Jun 98           $10,431      $11,770           $10,955
Dec 98           $10,321      $12,858           $11,509
Jun 99           $11,829      $14,449           $12,219
Dec 99           $10,845      $15,563           $12,542
Jun 00           $10,824      $15,497           $12,760
Dec 00           $11,832      $14,147           $12,841
Jun 01           $12,019      $13,200           $12,626
Dec 01           $11,921      $12,467           $12,426
Jun 02           $11,079      $10,827           $11,675
Dec 02           $10,439      $ 9,713           $11,098

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted a loss for the year due in large part to overall weakness in the equity markets. Bonds continued to outperform stocks and posted positive returns for the year, which helped to offset losses from equity holdings. The Fund's mix of stocks and bonds allowed it to outperform its broad-based benchmark, the S&P 500 Index.

Factors driving the stock and bond markets

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. The markets began the year with modest strength, buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted. The result was an exceptionally strong sell-off with the S&P 500 down more than 30% from its March high to its July low. The market rallied in August off its oversold position in July, but retested its lows again in October. The S&P 500 made a nice move off its October lows, but still finished the year well below its starting value.

Many people will remember 2002 as a year of corporate scandal. What is important to remember is that, despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Concerns about the economy and corporate scandal also exerted pressure on the fixed income markets. With a weaker-than-expected economy, corporate profits were squeezed, which caused risk-wary investors to favor high-quality securities such as Treasury and agency bonds. The Federal Reserve lowered the Fed Funds target rate at its November meeting to 1.25% in an attempt to spur the economy.

Emphasis on equities affected performance

The Fund's mix of stocks and bonds was weighted toward stocks throughout the year. For most of the year, this hurt the Fund's overall performance, but as you'd expect, the Fund tended to perform better during periods when stocks outperformed bonds. With the equity markets rallying off their October lows, the Fund improved on both a relative and absolute basis during the last two months of the year.

For the year, the Fund overweighted financials and materials stocks, two of the better-performing sectors of the S&P 500. We underweighted technology, telecommunication services, and utilities stocks, compared to our broad-based benchmark, which were the three weakest sectors. These sector weightings were the result of our valuation discipline, which indicated that we should avoid many technology stocks while investing in more attractively valued, defensive names.

The bond portion of the Fund helped to offset volatility throughout the year, while generating investment income. The conservative posture of the Fund's fixed income portfolio helped the Fund to avoid problems with deteriorating credit quality. The fixed income portfolio had a greater sensitivity to interest-rate shifts (duration) than its peer benchmark, which benefited performance as interest rates declined. The portfolio's overweighting in U.S. agency securities for much of the year also helped performance, as they paid better yields than Treasuries but also offered the high level of quality investors wanted.

What is your future outlook?

Our thoughts heading into 2003 are that stocks have a good chance to outperform bonds for the first time in three years. Low interest rates, benign inflation, and a modest increase in capital spending are all positive factors.

However, there are still many good reasons to own Treasury securities. The consumer, who has remained strong throughout the sluggish economic environment, may finally be ready to cut back on spending. Consumer savings are near record lows, and debt is at very high levels. Many stocks continue to be expensive with respect to their historic valuations, and geopolitical risk does still cast a shadow over all the financial markets.

Overall, we appear to be entering an environment in which strong stock selection will be key to performance. Market conditions are likely to remain volatile throughout 2003, underscoring the benefits of a balanced portfolio.

We thank you for your investment in the Strong Balanced Asset Fund.

Robert J. Costomiris
Portfolio Co-Manager

Bradley Doyle
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02
------------------------------------------

   1-year                          -12.43%

   3-year                           -1.26%

   5-year                            0.86%

   Since Fund Inception              0.86%
   (12-31-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


  From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Balanced Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Core Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Large Cap Core Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

                    Growth of an Assumed $10,000 Investment+
                            From 6-30-98 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong                   Lipper Large-Cap
               Large Cap     S&P 500(R)        Core Funds
               Core Fund       Index*            Index*
Jun 98          $10,000       $10,000           $10,000
Sep 98          $ 9,020       $ 9,007           $ 8,854
Dec 98          $11,250       $10,924           $10,754
Mar 99          $11,100       $11,468           $11,220
Jun 99          $12,750       $12,276           $11,841
Sep 99          $12,170       $11,511           $11,068
Dec 99          $14,553       $13,222           $12,835
Mar 00          $14,469       $13,525           $13,382
Jun 00          $13,786       $13,167           $13,077
Sep 00          $13,986       $13,039           $13,029
Dec 00          $13,215       $12,020           $11,889
Mar 01          $11,691       $10,596           $10,407
Jun 01          $12,523       $11,215           $10,962
Sep 01          $10,103       $ 9,570           $ 9,395
Dec 01          $11,734       $10,592           $10,363
Mar 02          $11,425       $10,621           $10,370
Jun 02          $10,498       $ 9,199           $ 9,082
Sep 02          $ 8,974       $ 7,611           $ 7,653
Dec 02          $ 8,579       $ 8,252           $ 8,162

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year, the Fund underperformed its broad-based benchmark, the S&P 500 Index. The majority of the Fund's underperformance was caused by difficulties surrounding holdings in the healthcare sector, which particularly cut into performance in the second half of the year.

Equity markets present challenges

Early in the first half of the year, there were some signs that the economy, and the equity markets would recover. In the end, negative investor sentiment, fueled by revelations of improper accounting and other corporate misdeeds, carried more weight than moderately positive economic developments. Among these developments were improving employment, income, consumer spending, and production figures. Nonetheless, the loss of investor confidence in corporate America took a heavy toll on the equity markets, worsened by lingering fears of terrorism and concerns about tensions in the Middle East.

In the third quarter of the year, the equity markets endured a significant downturn. The decline was broad-based, with few stocks holding their value. The weakest-performing sectors during this period were technology and telecommunication. These areas of the market felt the greatest impact of corporate capital spending stubbornly remaining at very low levels.

The fourth quarter saw a rebound among technology stocks. This rally focused almost exclusively on technology, to the exclusion of other sectors. As investors sold off higher-quality stocks to invest in technology, valuations in most other areas of the market suffered. This rally seemed to us to be somewhat premature; evidence of an improvement in capital spending remains sparse.

Healthcare holdings hurt performance

For much of the year, the Fund outpaced its broad-based benchmark, the S&P 500 Index. One reason was our reduced weighting in technology stocks, which struggled for most of the year, despite their brief year-end rally. We did, however, increase this weighting in the fourth quarter, though we still believe it's not prudent to place too much emphasis on this still-troubled sector.

We had a significant position in healthcare stocks over the year. We did not hold major pharmaceutical companies, which experienced losses in the first half of the year due to concerns about a dearth of innovative drugs in the product pipeline. We did, however, have significant holdings in hospital service providers. These companies benefited from stable earnings growth, growing demand, and tight supply for much of the year. In the fourth quarter, however, Tenet Healthcare -- a significant portfolio holding -- was met with scrutiny because of its Medicare billing practices, causing its stock price to suffer.

Other stocks in the sector were driven down in sympathy, including HCA, another significant Fund holding. The rally in technology stocks, which made investors quite willing to sell other holdings to free up more assets to put in technology, also hurt the performance of our other more defensive holdings. We maintained our typical diversified approach during the year, which we believe is an appropriate long-term strategy.

However, we still believe that healthcare -- particularly in the hospitals area -- offers significant potential going forward and, that in time, investors will once again focus on the strong fundamentals underlying the industry.

Potential for improvement in 2003

Although the economic recovery has been slower than many anticipated, we are reasonably optimistic in our outlook for the economy in 2003. We believe the consumer is still an important area of focus. While there have been some concerns about the possibility of rising unemployment, at this point it appears that, on the whole, consumer spending is likely to remain on a somewhat robust pace.

We are also starting to see some signs of life in capital spending. Nonetheless, we believe it is still too early to put too much emphasis on companies dependent on such expenditures, such as those in the technology and telecommunication sectors. Diversification across economic sectors will remain a cornerstone of our investment approach.

We appreciate your continued investment in the Strong Large Cap Core Fund.

Karen E. McGrath
Portfolio Manager


Average Annual Total Returns
As of 12-31-02
------------------------------------------

   1-year                          -26.88%

   3-year                          -16.15%

   Since Fund Inception             -3.34%
   (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


  From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The Fund may also invest up to 25% of its net assets in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis, such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen for undervalued securities, improving returns, and earnings growth. The manager may sell a holding when its fundamental qualities deteriorate. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 12-31-02

                              [CHART APPEARS HERE]

              The Strong                    Lipper Large-Cap
              Growth and     S&P 500(R)        Core Funds
              Income Fund      Index*            Index*
Dec 95          $10,000       $10,000           $10,000
Jun 96          $11,556       $11,009           $10,896
Dec 96          $13,191       $12,295           $11,984
Jun 97          $15,469       $14,827           $14,114
Dec 97          $17,199       $16,395           $15,486
Jun 98          $20,447       $19,297           $18,280
Dec 98          $22,866       $21,080           $19,657
Jun 99          $25,842       $23,689           $21,644
Dec 99          $30,237       $25,515           $23,461
Jun 00          $30,395       $25,408           $23,904
Dec 00          $27,137       $23,194           $21,732
Jun 01          $23,414       $21,642           $20,038
Dec 01          $21,692       $20,440           $18,943
Jun 02          $18,893       $17,752           $16,602
Dec 02          $16,957       $15,924           $14,921

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund outperformed its broad-based benchmark, the S&P 500 Index, in 2002, a year highlighted by alternating periods of calm and extreme volatility. Though the Fund did post a negative return for the year, it was able to outperform its benchmarks by sidestepping companies that found themselves at the center of corporate governance scandals. The Fund's underweighting in technology, the weakest sector for the year, also benefited performance.

Challenges with some bright spots

The year began with a relatively flat first quarter, followed by steep declines in the second and third quarters. In the fourth quarter, the market made a weak attempt at a year-end rally. There were many reasons for the third consecutive year of stock-market declines, including a struggling economy, geopolitical concerns, allegations of corruption on Wall Street, and declining investor confidence.

War, or the potential for it, has created a veil of uncertainty for investors and corporations, stunting capital investment and leading to weak economic activity. Markets typically do not favor such an environment. The technology and telecommunication areas also faced sharp declines, suffering particularly from the lack of corporate spending.

There were, of course, also some positive factors through the year -- most notably low interest rates and their positive impact on consumer spending. With mortgage rates at their lowest levels in decades, we had a boom in new housing and refinancing. Consumers freed up more money for discretionary spending by refinancing debt, and remained surprisingly strong through the bulk of the year. Nonetheless, this positive trend was not sufficient to overcome the problems facing the market and the uncertain investment landscape.

Maintaining a disciplined approach

One of the more significant steps we took that helped the Fund's performance was to heighten our focus on other areas, such as consumer staples. This was the direct result of our investment discipline, in which we seek out companies with superior relative earnings growth as well as attractive valuations. This approach also helped us to avoid companies tainted by allegations of questionable accounting practices. The Fund's performance did, however, suffer some impact from these scandals as their impact resounded across the market.

Some bright spots during the year came from diverse areas of the market, including consumer products giant Procter and Gamble, financial services leader Bank of America, and radio, advertising, and entertainment leader Clear Channel Communications. Although divergent in their operations, at the time we purchased them, these companies shared the characteristics of attractive valuations and superior forecasted rates of earnings growth --and each of these produced positive returns for the Fund in a year that saw every major sector of the S&P 500 post negative returns.

Caution and optimism for 2003

Given that there has only been one time in history -- from 1929 through 1932 -- in which the equity markets have produced four consecutive years of negative returns, it is natural to be somewhat optimistic about the prospects for the coming year. It is nonetheless essential that investors be realistic in their outlook for the year, and not use hope in place of an investment strategy.

While no one looks forward to the prospect of war, it appears that uncertainty with respect to the Iraqi situation is likely to come to a close soon. Regardless of our actions on the international front, the U.S. economy and equity markets should continue to benefit from low interest rates. Low rates haven't yet had much impact on corporate capital expenditures, but they have helped to bolster consumer spending. Homeowners have been able to refinance their mortgages and lower their monthly payments, freeing up money for discretionary purchases. In time, the impact of lower rates should also help to stimulate higher levels of corporate spending. While caution will be our watchword in the coming year, it does appear that the early months of 2003 could give us a base to build on over the rest of the year.

Thank you for the privilege of allowing the Strong Growth and Income Fund to be a part of your financial plan.

Rimas M. Milaitis
Portfolio Manager

Average Annual Total Returns
As of 12-31-02

Investor Class
------------------------------------------

   1-year                          -21.83%

   3-year                          -17.54%

   5-year                           -0.28%

   Since Fund Inception              7.83%
   (12-29-95)

Institutional Class/1/
------------------------------------------

   1-year                          -21.22%

   3-year                          -17.04%

   5-year                            0.08%

   Since Fund Inception              8.11%
   (12-29-95)

Advisor Class/2/
------------------------------------------

   1-year                          -21.67%

   3-year                          -17.60%

   5-year                           -0.42%

   Since Fund Inception              7.65%
   (12-29-95)

Class K/3/
------------------------------------------

   1-year                          -21.47%

   3-year                          -17.41%

   5-year                           -0.19%

   Since Fund Inception              7.90%
   (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/2/ The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" --the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                           From 12-31-85 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong     Russell      Lipper Multi-Cap
               Opportunity   Midcap(R)       Core Funds
                  Fund         Index*           Index*
Dec 85          $ 10,000      $10,000          $10,000
Dec 86          $ 15,990      $11,820          $11,426
Dec 87          $ 17,894      $11,847          $11,820
Dec 88          $ 20,841      $14,193          $13,264
Dec 89          $ 24,694      $17,922          $17,104
Dec 90          $ 21,903      $15,861          $16,334
Dec 91          $ 28,845      $22,446          $21,600
Dec 92          $ 33,851      $26,114          $23,615
Dec 93          $ 41,022      $29,848          $26,529
Dec 94          $ 42,325      $29,223          $26,284
Dec 95          $ 53,868      $39,292          $34,750
Dec 96          $ 63,637      $46,757          $41,863
Dec 97          $ 78,558      $60,321          $52,862
Dec 98          $ 90,724      $66,410          $62,742
Dec 99          $121,017      $78,518          $75,771
Dec 00          $131,394      $84,995          $73,243
Dec 01          $125,085      $80,215          $65,362
Dec 02          $ 91,370      $67,232          $51,152

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The past year marked another difficult period for the stock market, with the S&P 500 posting its third consecutive losing year for the first time since 1939-41. The continued sell-off in stocks was both broad and deep, driven by a stumbling economy, a crisis of confidence in corporate America, and the uncertainties of potential military conflicts around the globe. The weak market impacted some long-held positions of the Fund, resulting in performance below our past experience.

Many factors cut investors' confidence

In 2002, investors, regulators, and legislators continued to address the excesses of the bull market of the late 1990s. Lending further pressure on the market, confidence was undermined by high-profile bankruptcies and corporate scandals. These events highlighted various controversial accounting conventions that caused some confusion over what the "true" level of earnings is for corporate America.

In an effort to restore confidence in financial reporting standards, Congress passed legislation requiring senior corporate officials to sign off on and attest to the dependability of their financial statements. This event seemed to provide a surprising backstop to the market after it occurred. Further, regulatory bodies are considering changing various accounting principles to better reflect the economics of the appropriate business enterprise.

The possibility of global conflicts added uncertainty to the investment outlook. The war on terrorism clouds the global picture, as does the possibility of future attacks on U.S. soil. This uncertainty has combined with the allegations of corporate wrongdoing to lower investors' confidence. Over the year, this erosion of confidence manifested itself in the form of lower valuations for stocks.

On a positive note, consumer spending drove the economy in 2002, sparked by mortgage refinancing and lower taxes. Corporations, on the other hand, continued to focus on cost-cutting and lowering capital expenditures.

Our approach to the investment environment

Investors' fears about poor near-term fundamentals and other uncertainties have taken a toll on stock prices virtually across the board. We have sought to make use of this opportunity to add companies with strong franchises whose stock prices have been knocked down because of what we perceive to be transitory issues.

We continue to employ our private market value discipline as an anchor in the storm of confusion over earnings. Rather than focus purely on earnings, our approach assesses the underlying value of a company's business franchise, and then determines whether the stock presents a good value relative to that figure.

There were few places to hide in the third year of this bear market, but the Fund was able to benefit from having exposure to energy stocks. A number of holdings in this sector benefited from the substantial increases in the price of crude oil and natural gas over the course of the year. Companies that pay above-average dividends or that have high free cash flow were also market favorites in 2002, and contributed positively to the Fund's returns.

The Fund's performance was hurt by its holdings in the technology sector, as demand continued to dissipate in the face of slower corporate spending.

On a limited basis, we continue to be willing to purchase shares of companies with above-average debt levels, provided that the franchise supplies adequate capital flexibility, management is using the proceeds in an intelligent manner, and we are comfortable that the valuation sufficiently compensates investors for the further risks involved in these types of securities.

Positive factors on the horizon

Looking forward, we are encouraged that the economy is slowly recovering. The Federal Reserve has been aggressive in increasing liquidity, and Washington is discussing another round of tax cuts. An elimination of the double taxation of corporate dividends would remove an unhealthy incentive in the current system, and it could spur higher returns for stocks and better corporate governance in the future.

The economic recovery could be stifled by many factors including: war, additional terrorist attacks, continued high commodity prices, or poor economic policy. That being said, we are optimistic about the future of the U.S. economy and its expected recovery. We believe the market in 2003 will be driven by underlying company fundamentals and their respective valuations, not sectors or themes. This type of environment should lend itself well to our disciplined, bottom-up approach to investing.

We appreciate your trust in the Strong Opportunity Fund. We remain committed to working to provide you with exceptional long-term results.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager


Average Annual Total Returns
As of 12-31-02

Investor Class
------------------------------------------

          1-year                   -26.95%

          5-year                     3.07%

          10-year                   10.44%

          Since Fund Inception      13.90%
          (12-31-85)

Advisor Class/1/
------------------------------------------

          1-year                   -27.11%

          5-year                     2.77%

          10-year                   10.11%

          Since Fund Inception      13.55%
          (12-31-85)

Class K/2/
------------------------------------------

          1-year                   -26.88%

          5-year                     3.09%

          10-year                   10.45%

          Since Fund Inception      13.91%
          (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of Class K shares prior to August 30, 2002, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2002
--------------------------------------------------------------------------------

                              STRONG BALANCED FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 59.3%
Aerospace - Defense 1.0%
The Boeing Company                                      17,000     $    560,830
Lockheed Martin Corporation                             26,600        1,536,150
                                                                   ------------
                                                                      2,096,980

Auto Manufacturers - Domestic 0.2%
General Motors Corporation                              14,700          541,842

Banks - Money Center 3.3%
Bank of America Corporation                             42,600        2,963,682
The Bank of New York Company, Inc.                      11,700          280,332
Citigroup, Inc.                                         83,800        2,948,922
J.P. Morgan Chase & Company                             45,500        1,092,000
                                                                   ------------
                                                                      7,284,936

Banks - Super Regional 3.1%
Bank One Corporation                                    34,900        1,275,595
Fifth Third Bancorp                                     19,100        1,118,305
FleetBoston Financial Corporation                       17,000          413,100
Mellon Financial Corporation                             9,400          245,434
U.S. Bancorp                                            47,000          997,340
Wachovia Corporation                                    36,600        1,333,704
Wells Fargo Company                                     28,900        1,354,543
                                                                   ------------
                                                                      6,738,021

Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.                          14,200          687,280

Beverages - Soft Drinks 0.8%
The Coca-Cola Company                                   40,000        1,752,800

Chemicals - Basic 0.3%
The Dow Chemical Company                                14,500          430,650
PPG Industries, Inc.                                     5,300          265,795
                                                                   ------------
                                                                        696,445

Chemicals - Specialty 0.2%
Praxair, Inc.                                            8,000          462,160

Computer - Local Networks 0.8%
Cisco Systems, Inc. (b)                                140,600        1,841,860

Computer - Manufacturers 2.1%
Dell Computer Corporation (b)                           44,500        1,189,930
Hewlett-Packard Company                                 75,000        1,302,000
International Business Machines Corporation             27,900        2,162,250
                                                                   ------------
                                                                      4,654,180

Computer - Memory Devices 0.2%
EMC Corporation (b)                                     66,000          405,240

Computer Software - Desktop 2.2%
Microsoft Corporation (b)                               93,300        4,823,610

Computer Software - Enterprise 0.8%
Mercury Interactive Corporation (b)                      4,400          130,460
Oracle Systems Corporation (b)                         111,800        1,207,440
VERITAS Software Corporation (b)                        19,300          301,466
                                                                   ------------
                                                                      1,639,366

Computer Software - Financial 0.1%
Intuit, Inc. (b)                                         7,000          328,440

Cosmetics - Personal Care 1.4%
Avon Products, Inc.                                     12,600          678,762
Colgate Palmolive Company                               19,300        1,011,899
Gillette Company                                        42,900        1,302,444
                                                                   ------------
                                                                      2,993,105

Diversified Operations 4.3%
AOL Time Warner, Inc. (b)                               74,000          969,400
E.I. Du Pont de Nemours & Company                       22,200          941,280
General Electric Company                               165,500        4,029,925
ITT Industries, Inc.                                     8,700          528,003
Textron, Inc.                                            5,000          214,950
3M Co.                                                  13,000        1,602,900
Tyco International, Ltd.                                33,700          575,596
United Technologies Corporation                          8,400          520,296
                                                                   ------------
                                                                      9,382,350

Electrical - Control Instruments 0.3%
Danaher Corporation                                      5,200          341,640
Parker-Hannifin Corporation                              6,800          313,684
                                                                   ------------
                                                                        655,324

Electronics - Semiconductor Equipment 0.4%
Applied Materials, Inc. (b)                             43,600          568,108
Novellus Systems, Inc. (b)                              14,200          398,736
                                                                   ------------
                                                                        966,844

Electronics - Semiconductor Manufacturing 1.5%
Broadcom Corporation Class A (b)                         4,200           63,252
Intel Corporation                                      110,100        1,714,257
Maxim Integrated Products, Inc.                         14,500          479,080
Micron Technology, Inc. (b)                              8,900           86,686
Texas Instruments, Inc.                                 39,900          598,899
Xilinx, Inc. (b)                                        14,100          290,460
                                                                   ------------
                                                                      3,232,634

Finance - Consumer/Commercial Loans 0.5%
MBNA Corporation                                        37,300          709,446
SLM Corporation                                          3,300          342,738
                                                                   ------------
                                                                      1,052,184

Finance - Investment Brokers 1.0%
The Goldman Sachs Group, Inc.                           12,800          871,680
Morgan Stanley                                          27,200        1,085,824
The Charles Schwab Corporation                          25,000          271,250
                                                                   ------------
                                                                      2,228,754

Finance - Investment Management 0.4%
State Street Corporation                                21,500          838,500

Finance - Mortgage & Related Services 0.8%
Freddie Mac                                             29,300        1,730,165

Finance - Publicly Traded
  Investment Funds - Equity 1.1%
Standard & Poors Depositary Receipt
  Trust Unit Series 1                                   28,000        2,472,120

Financial Services - Miscellaneous 1.0%
American Express Company                                33,000        1,166,550
First Data Corporation                                  21,100          747,151
Fiserv, Inc. (b)                                         6,100          207,095
                                                                   ------------
                                                                      2,120,796

Food - Confectionery 0.2%
Hershey Foods Corporation                                5,200          350,688

Food - Miscellaneous Preparation 1.6%
General Mills, Inc.                                     24,500        1,150,275
Kellogg Company                                         16,800          575,736
PepsiCo, Inc.                                           40,800        1,722,576
                                                                   ------------
                                                                      3,448,587

Insurance - Diversified 1.3%
American International Group, Inc.                      47,700        2,759,445

--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Insurance - Life 0.2%
MetLife, Inc.                                           15,700     $    424,528

Insurance - Property/Casualty/Title 0.5%
The Allstate Corporation                                25,100          928,449
MBIA, Inc.                                               4,700          206,142
                                                                   ------------
                                                                      1,134,591

Internet - E*Commerce 0.3%
eBay, Inc. (b)                                           8,900          603,598

Internet - Internet Service Provider/Content 0.1%
Yahoo! Inc. (b)                                         19,000          310,650

Internet - Software 0.1%
BEA Systems, Inc. (b)                                   11,200          128,464

Leisure - Hotels & Motels 0.3%
Starwood Hotels & Resorts Worldwide, Inc.               24,100          572,134

Leisure - Services 0.3%
The Walt Disney Company                                 35,700          582,267

Machinery - Construction/Mining 0.4%
Caterpillar, Inc.                                       20,500          937,260

Machinery - General Industrial 0.3%
Ingersoll-Rand Company Class A                          15,100          650,206

Media - Cable TV 0.5%
Comcast Corporation Class A (Non-Voting) (b)            50,400        1,138,536

Media - Newspapers 0.4%
Gannett Company, Inc.                                   12,300          883,140

Media - Radio/TV 1.3%
Clear Channel Communications, Inc. (b)                  33,300        1,241,757
Viacom, Inc. Class B (b)                                38,000        1,548,880
                                                                   ------------
                                                                      2,790,637

Medical - Biomedical/Genetics 0.5%
Amgen, Inc. (b)                                         20,500          990,970

Medical - Drug/Diversified 1.7%
Abbott Laboratories                                     25,000        1,000,000
Johnson & Johnson                                       51,600        2,771,436
                                                                   ------------
                                                                      3,771,436

Medical - Ethical Drugs 4.4%
Bristol-Myers Squibb Company                            32,600          754,690
Forest Laboratories, Inc. (b)                            3,400          333,948
Eli Lilly & Company                                     18,300        1,162,050
Merck & Company, Inc.                                   37,200        2,105,892
Pfizer, Inc.                                            89,000        2,720,730
Pharmacia Corporation                                   27,000        1,128,600
Schering-Plough Corporation                             26,800          594,960
Wyeth                                                   21,000          785,400
                                                                   ------------
                                                                      9,586,270

Medical - Health Maintenance
  Organizations 0.5%
UnitedHealth Group, Inc.                                12,900        1,077,150

Medical - Hospitals 0.3%
HCA, Inc.                                               13,400          556,100

Medical - Products 1.2%
Baxter International, Inc.                              14,200          397,600
Boston Scientific Corporation (b)                       11,600          493,232
Medtronic, Inc.                                         30,300        1,381,680
Zimmer Holdings, Inc. (b)                                8,700          361,224
                                                                   ------------
                                                                      2,633,736

Metal Products - Fasteners 0.4%
Illinois Tool Works, Inc.                               11,900          771,834

Oil & Gas - Drilling 0.8%
ENSCO International, Inc.                               27,700          815,765
Rowan Companies, Inc.                                   36,300          824,010
                                                                   ------------
                                                                      1,639,775

Oil & Gas - International Integrated 2.4%
ChevronTexaco Corporation                               19,300        1,283,064
Exxon Mobil Corporation                                116,200        4,060,028
                                                                   ------------
                                                                      5,343,092

Oil & Gas - Refining/Marketing 0.1%
Valero Energy Corporation                                7,600          280,744

Oil & Gas - United States Exploration &
  Production 0.5%
Anadarko Petroleum Corporation                          25,100        1,202,290

Paper & Paper Products 0.5%
International Paper Company                             33,800        1,181,986

Retail - Department Stores 0.7%
Kohl's Corporation (b)                                  17,200          962,340
J.C. Penney Company, Inc. (Holding Company)             24,100          554,541
                                                                   ------------
                                                                      1,516,881

Retail - Drug Stores 0.2%
CVS Corporation                                         15,200          379,544

Retail - Home Furnishings 0.2%
Bed Bath & Beyond, Inc. (b)                             12,600          435,078

Retail - Major Discount Chains 2.1%
Target Corporation                                      18,000          540,000
Wal-Mart Stores, Inc.                                   79,900        4,035,749
                                                                   ------------
                                                                      4,575,749

Retail - Super/Mini Markets 0.3%
The Kroger Company (b)                                  35,800          553,110

Retail/Wholesale - Building Products 0.6%
The Home Depot, Inc.                                    30,800          737,968
Lowe's Companies, Inc.                                  13,700          513,750
                                                                   ------------
                                                                      1,251,718

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                            21,800        1,873,492

Telecommunications - Cellular 0.2%
AT&T Wireless Services, Inc. (b)                        86,500          488,725

Telecommunications - Equipment 0.5%
Motorola, Inc.                                          40,800          352,920
Qualcomm, Inc. (b)                                      18,000          655,020
                                                                   ------------
                                                                      1,007,940

Telecommunications - Services 1.8%
SBC Communications, Inc.                                45,600        1,236,216
Verizon Communications, Inc.                            70,700        2,739,625
                                                                   ------------
                                                                      3,975,841

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Tobacco 0.5%
Philip Morris Companies, Inc.                           27,100     $  1,098,363

Transportation - Air Freight 0.4%
FedEx Corporation                                       16,300          883,786

Transportation - Rail 0.4%
Union Pacific Corporation                               14,900          892,063

Utility - Electric Power 1.3%
Consolidated Edison, Inc.                               20,400          873,528
Dominion Resources, Inc.                                17,400          955,260
Entergy Corporation                                      6,000          273,540
The Southern Company                                    29,200          828,988
                                                                   ------------
                                                                      2,931,316
-------------------------------------------------------------------------------
Total Common Stocks (Cost $123,396,314)                             129,239,656
-------------------------------------------------------------------------------
Preferred Stocks 0.1%
Rural Cellular Corporation 12.25% Junior
  Exchangeable (Acquired 11/01/02;
  Cost $1,688,790) (d) (f)                               1,690          173,225
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,688,790)                                173,225
-------------------------------------------------------------------------------
Corporate Bonds 14.9%
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08        $   300,000          292,875
AOL Time Warner, Inc. Notes,
  5.625%, Due 5/01/05                                  300,000          306,975
AT&T Broadband Corporation Notes,
  8.375%, Due 3/15/13                                  226,000          257,261
AT&T Corporation Senior Notes,
  7.30%, Due 11/15/11                                  460,000          503,759
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                  300,000          302,038
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount Notes,
  Zero %, Due 3/01/10
  (Rate Reset Effective 3/01/03)
  (Defaulted Effective 9/21/01) (f)                  3,700,000           46,250
Allstate Corporation Senior Notes,
  5.375%, Due 12/01/06                                 428,000          456,263
American General Finance Corporation
  Medium-Term Notes, Series H,
  4.50%, Due 11/15/07                                  400,000          412,264
Bank of America Corporation
  Subordinated Notes,
  7.40%, Due 1/15/11                                   650,000          766,867
Bottling Group LLC Senior Notes,
  4.625%, Due 11/15/12 (d)                             500,000          500,759
British Telecom PLC Yankee Notes,
  8.125%, Due 12/15/10                                 290,000          348,306
Citigroup, Inc. Notes, 5.50%, Due 8/09/06              975,000        1,053,973
Citizens Communications Company
  Senior Notes, 7.625%, Due 8/15/08                    200,000          221,739
Conoco Funding Company Notes,
  6.35%, Due 10/15/11                                  500,000          559,292
Core Investment Grade Trust Pass-Thru
  Certificates, 4.727%, Due 11/30/07                 2,715,000        2,774,839
Cox Communications, Inc. Notes,
  7.75%, Due 8/15/06                                   250,000          279,610
Credit Suisse First Boston USA, Inc. Notes:
  4.625%, Due 1/15/08                                  200,000          202,958
  6.50%, Due 1/15/12                                   500,000          535,297
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #1, 7.375%, Due 9/15/06                      310,000          341,592
DaimlerChrysler North America Holding
  Corporation Notes, 7.75%, Due 1/18/11                200,000          228,830
Deutsche Telekom International Finance Notes,
  8.50%, Due 6/15/10                                   580,000          669,136
Devon Financing Corporation ULC Notes,
  6.875%, Due 9/30/11                                  350,000          390,500
Walt Disney Company Medium-Term Notes,
  6.375%, Due 3/01/12                                  250,000          273,922
Dominion Resources, Inc. Notes,
  6.25%, Due 6/30/12                                   210,000          223,494
Dow Chemical Company Notes,
  6.00%, Due 10/01/12                                  200,000          204,776
EOP Operating LP Notes, 6.75%, Due 2/15/12             350,000          376,736
European Investment Bank Yankee Notes,
  4.625%, Due 3/01/07                                  500,000          536,539
FirstEnergy Corporation Notes, Series A,
  5.50%, Due 11/15/06                                  105,000          105,702
Florida Power & Light Company First
  Mortgage Notes, 6.875%, Due 12/01/05                 610,000          680,639
Ford Motor Credit Company Notes:
  6.50%, Due 1/25/07                                   500,000          494,293
  7.375%, Due 2/01/11                                  355,000          345,714
  7.50%, Due 3/15/05                                   250,000          255,193
  7.60%, Due 8/01/05                                   455,000          464,843
France Telecom SA Yankee Notes,
  9.25%, Due 3/01/11                                   250,000          289,578
General Electric Capital Corporation
  Medium-Term Notes, Series A:
  5.875%, Due 2/15/12                                  750,000          803,237
  6.50%, Due 12/10/07                                  250,000          282,231
General Mills, Inc. Notes,
  3.875%, Due 11/30/07                                 300,000          303,327
General Motors Acceptance Corporation Notes,
  6.875%, Due 9/15/11                                  970,000          968,907
Goldman Sachs Group, Inc. Senior Notes,
  5.70%, Due 9/01/12                                   340,000          354,271
John Hancock Financial Services, Inc. Senior
  Notes, 5.625%, Due 12/01/08                          905,000          950,016
Household Finance Corporation Senior Notes,
  5.875%, Due 2/01/09                                  730,000          750,228
International Lease Finance Corporation Notes,
  4.375%, Due 12/15/05                                 320,000          324,047
International Paper Company Notes,
  5.85%, Due 10/30/12 (d)                              300,000          314,700
J.P. Morgan Chase & Company Subordinated
  Notes, 6.625%, Due 3/15/12                           300,000          325,710
Kerr-McGee Corporation Notes,
  6.875%, Due 9/15/11                                  400,000          452,761
Korea Development Bank Notes,
  5.50%, Due 11/13/12                                  350,000          364,717
Kroger Company Notes,
  6.75%, Due 4/15/12                                   480,000          532,099
MidAmerican Energy Holdings Company
  Senior Notes, 7.23%, Due 9/15/05                     345,000          371,578
Morgan Stanley Notes, 5.80%, Due 4/01/07               500,000          542,882
National Rural Utilities Cooperative Finance
  Corporation Notes, 6.50%, Due 3/01/07                300,000          330,327
Newmont Mining Corporation Notes,
  8.625%, Due 5/15/11                                  250,000          292,523
News America, Inc. Senior Notes,
  6.625%, Due 1/09/08                                  350,000          375,524
Norfolk Southern Corporation Senior Notes,
  6.00%, Due 4/30/08                                   250,000          274,165

--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Normandy Finance, Ltd.,
  7.625%, Due 7/15/08 (d)                          $   200,000     $    220,358
Ocean Energy, Inc. Senior Notes,
  4.375%, Due 10/01/07                                 230,000          233,648
Oncor Electric Delivery Company Senior
  Secured Notes, 6.375%, Due 1/15/15 (d)               325,000          332,363
PNC Funding Corporation Subordinated Notes,
  6.125%, Due 2/15/09                                  700,000          756,995
Pemex Project Funding Master Trust Bonds,
  7.375%, Due 12/15/14                                 410,000          421,275
Province of Quebec Notes, 5.00%, Due 7/17/09           585,000          626,163
Raytheon Company Notes, 6.55%, Due 3/15/10             200,000          217,096
Republic of Italy Yankee Notes,
  3.625%, Due 9/14/07                                  300,000          306,762
Salomon Smith Barney Holdings, Inc. Senior
  Notes, 5.875%, Due 3/15/06                           510,000          551,499
Sprint Capital Corporation Notes:
  6.00%, Due 1/15/07                                   150,000          141,900
  6.125%, Due 11/15/08                                 550,000          501,220
Texas Eastern Transmission Corporation Notes,
  5.25%, Due 7/15/07                                   320,000          328,997
Tyson Foods, Inc. Notes:
  6.625%, Due 10/01/04                                 210,000          223,377
  7.25%, Due 10/01/06                                  150,000          166,827
Union Pacific Notes, 5.75%, Due 10/15/07               305,000          334,145
United Mexican States Yankee Notes,
  7.50%, Due 1/14/12                                   600,000          643,500
Verizon New York, Inc. Debentures, Series A,
  6.875%, Due 4/01/12                                  500,000          562,867
Viacom, Inc. Senior Notes, 5.625%, Due 8/15/12         150,000          160,323
Wal-Mart Stores, Inc. Notes,
  4.375%, Due 7/12/07                                  365,000          385,181
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                                  415,000          448,478
Weyerhaeuser Company Notes,
  6.75%, Due 3/15/12                                   250,000          273,056
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $31,877,105)                             32,452,092
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 4.6%
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                 1,205,035        1,325,915
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                                1,035,000        1,073,040
Chase Funding Trust Variable Rate Mortgage
  Loan Asset-Backed Certificates,
  Series 2001-4, Class 1A-1,
  1.64%, Due 4/25/16                                   483,793          484,359
Citibank Credit Card Issuance Trust Notes,
  Series 2001-A8, Class A8,
  4.10%, Due 12/07/06                                  800,000          833,202
Community Program Loan Trust Bonds,
  Series 1987, Class A-4, 4.50%, Due 10/01/18        1,461,178        1,497,034
Countrywide, Inc. Floating Rate Asset-Backed
  Certificates, Series 2002-S3, Class A-1,
  1.59%, Due 6/25/17                                 1,700,351        1,700,883
First Franklin Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates, Series 2002-FF1,
  Class I-A-2, 3.79%, Due 4/25/32                    1,435,000        1,464,821
Holmes Financing Number 1 PLC Floating
  Rate Notes, Series 1, Class 1A,
  1.915%, Due 7/15/05                                  750,000          750,235
Topsail CBO, Ltd. Subordinated Bonds,
  Series 1A, Class C, 10.90%, Due 4/23/13
  (Acquired 4/23/02; Cost $692,998) (d) (f)            750,000          187,500
Volkswagen Credit Auto Master Owner
  Trust Floating Rate Loan-Backed Notes,
  Series 2000-1, Class A, 1.575%, Due 8/20/07          650,000          652,044
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $10,189,406)                          9,969,033
-------------------------------------------------------------------------------
United States Government
  & Agency Issues 19.3%
FHLMC Adjustable Rate Participation
  Certificates, Pool #865469,
  7.022%, Due 8/01/25                                  427,133          448,314
FHLMC Notes:
  4.875%, Due 3/15/07                                2,400,000        2,595,653
  5.75%, Due 3/15/09                                   815,000          916,389
  6.00%, Due 6/15/11                                 3,300,000        3,743,909
FHLMC Participation Certificates:
  6.00%, Due 7/15/21                                 2,065,000        2,071,963
  6.50%, Due 1/15/21                                 1,100,000        1,126,004
  10.25%, Due 3/01/15                                   58,547           65,741
  10.50%, Due 1/01/16                                    6,978            8,045
FNMA Guaranteed Mortgage Adjustable
  Rate Mortgage Certificates, Pool #538435,
  5.131%, Due 7/01/26                                2,579,178        2,667,383
FNMA Guaranteed Mortgage Adjustable Rate
  Pass-Thru Certificates, 6.96%, Due 1/01/07         2,102,100        2,354,701
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust, Series
  2002-T1, Class A4, 9.50%, Due 11/25/31             1,170,906        1,328,978
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-
  Thru Certificates, Series G92-61, Class FJ,
  3.808%, Due 10/25/22                                 253,838          254,860
FNMA Notes:
  3.25%, Due 11/15/07                                1,000,000        1,008,712
  3.50%, Due 9/15/04                                 4,000,000        4,125,388
  5.50%, Due 2/15/06                                 2,060,000        2,254,462
FNMA 5.5 TBA, 5.50%, Due 11/25/33 (h)                  945,000          958,289
GNMA Guaranteed Pass-Thru
  Certificates, 7.50%, Due 12/15/07                    426,007          448,573
United States Treasury Bonds,
  8.00%, Due 11/15/21                                  200,000          278,735
United States Treasury Notes:
  3.00%, Due 11/15/07                                1,290,000        1,305,924
  3.25%, Due 8/15/07                                 3,340,000        3,423,764
  3.50%, Due 11/15/06                                3,375,000        3,513,166
  4.00%, Due 11/15/12                                  705,000          715,190
  5.75%, Due 11/15/05                                  920,000        1,017,284
  10.375%, Due 11/15/12                              4,085,000        5,461,134
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $40,880,144)                                   42,092,561
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.3%
Repurchase Agreements 1.3%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $1,800,125); Collateralized by: United States
  Government & Agency Issues (e)                     1,800,000        1,800,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $1,030,657); Collateralized by: United States
  Government & Agency Issues (e)                     1,030,600        1,030,600
                                                                   ------------
                                                                      2,830,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
United States Government
  & Agency Issues 0.0%
United States Treasury Bills, Due 2/27/03 (c)      $   100,000     $     99,827
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,930,416)                        2,930,427
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $210,962,175) 99.5%           216,856,994
Other Assets and Liabilities, Net 0.5%                                1,157,527
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $218,014,521
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                                   Unrealized
                                   Expiration   Underlying Face   Appreciation/
                                      Date      Amount at Value  (Depreciation)
--------------------------------------------------------------------------------
Purchased:
30 Five-Year U.S. Treasury Notes      3/03         $3,397,500      $  41,366
15 Two-Year U.S. Treasury Notes       3/03          3,227,813         34,858

Sold:
49 Ten-Year U.S. Treasury Notes       3/03          5,637,297       (170,266)

                           STRONG BALANCED ASSET FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 63.9%
Aerospace - Defense 0.5%
Raytheon Company                                         1,200     $     36,900

Agricultural Operations 0.2%
Monsanto Company                                           900           17,325

Auto Manufacturers - Domestic 0.4%
General Motors Corporation                                 840           30,962

Banks - Money Center 3.4%
Bank of America Corporation                                850           59,135
Citigroup, Inc.                                          4,100          144,279
J.P. Morgan Chase & Company                              1,900           45,600
                                                                   ------------
                                                                        249,014

Banks - Super Regional 3.4%
Bank One Corporation                                       800           29,240
Comerica, Inc.                                             800           34,592
FleetBoston Financial Corporation                        1,600           38,880
KeyCorp                                                  1,600           40,224
Wachovia Corporation                                       900           32,796
Wells Fargo Company                                      1,500           70,305
                                                                   ------------
                                                                        246,037

Beverages - Alcoholic 0.4%
Constellation Brands, Inc. Class A (b)                   1,200           28,452

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                    2,000           87,640

Chemicals - Basic 0.4%
FMC Corporation (b)                                      1,000           27,320

Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B (b)                          1,500           35,250

Computer - Local Networks 0.7%
Cisco Systems, Inc. (b)                                  3,800           49,780

Computer - Manufacturers 1.6%
Dell Computer Corporation (b)                            1,300           34,762
International Business Machines Corporation              1,100           85,250
                                                                   ------------
                                                                        120,012

Computer - Memory Devices 0.4%
EMC Corporation (b)                                      4,500           27,630

Computer Software - Desktop 2.6%
Microsoft Corporation (b)                                3,600          186,120

Computer Software - Enterprise 0.9%
Oracle Systems Corporation (b)                           4,700           50,760
VERITAS Software Corporation (b)                         1,100           17,182
                                                                   ------------
                                                                         67,942

Cosmetics - Personal Care 0.6%
Kimberly-Clark Corporation                                 900           42,723

Diversified Operations 4.9%
AOL Time Warner, Inc. (b)                                4,600           60,260
E.I. Du Pont de Nemours & Company                        1,100           46,640
General Electric Company                                 5,100          124,185
Honeywell International, Inc.                              600           14,400
SPX Corporation (b)                                        800           29,960
3M Co.                                                     200           24,660
Tyco International, Ltd.                                 1,700           29,036
United Technologies Corporation                            450           27,873
                                                                   ------------
                                                                        357,014

Electronics - Military Systems 0.3%
Herley Industries, Inc. (b)                              1,500           26,112

Electronics - Semiconductor Manufacturing 1.6%
Intel Corporation                                        4,400           68,508
Micron Technology, Inc. (b)                              1,300           12,662
Texas Instruments, Inc.                                  2,600           39,026
                                                                   ------------
                                                                        120,196

Energy - Other 0.2%
Arch Coal, Inc.                                            800           17,272

Finance - Investment Brokers 0.8%
Merrill Lynch & Company, Inc.                            1,600           60,720

Finance - Investment Management 0.8%
T. Rowe Price Group, Inc.                                1,100           30,008
Waddell & Reed Financial, Inc. Class A                   1,400           27,538
                                                                   ------------
                                                                         57,546

Finance - Mortgage & Related Services 0.4%
Freddie Mac                                                500           29,525

Financial Services - Miscellaneous 0.9%
American Express Company                                 1,800           63,630

Food - Meat Products 0.4%
Tyson Foods, Inc. Class A                                2,600           29,172

Food - Miscellaneous Preparation 0.8%
General Mills, Inc.                                      1,200           56,340

Household - Appliances 0.2%
Whirlpool Corporation                                      300           15,666

Insurance - Diversified 1.2%
American International Group, Inc.                       1,500           86,775

--------------------------------------------------------------------------------

                     STRONG BALANCED ASSET FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Insurance - Life 0.7%
Lincoln National Corporation                               900     $     28,422
Phoenix Companies, Inc.                                  2,800           21,280
                                                                   ------------
                                                                         49,702

Insurance - Property/Casualty/Title 1.1%
Hartford Financial Services Group, Inc.                    300           13,629
Travelers Property and Casualty Corporation
  Class B (b)                                            2,400           35,160
XL Capital, Ltd. Class A                                   400           30,900
                                                                   ------------
                                                                         79,689

Leisure - Hotels & Motels 0.3%
Starwood Hotels & Resorts Worldwide, Inc.                1,000           23,740

Leisure - Toys/Games/Hobby 0.2%
Mattel, Inc.                                               800           15,320

Machinery - Farm 0.5%
AGCO Corporation (b)                                     1,000           22,100
Deere & Company                                            400           18,340
                                                                   ------------
                                                                         40,440

Machinery - General Industrial 0.3%
Ingersoll-Rand Company Class A                             500           21,530

Media - Cable TV 0.4%
Comcast Corporation Class A (b)                          1,300           30,641

Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                                 1,700           69,292

Medical - Biomedical/Genetics 0.6%
Amgen, Inc. (b)                                            564           27,264
Biogen, Inc. (b)                                           400           16,024
                                                                   ------------
                                                                         43,288

Medical - Drug/Diversified 1.0%
Johnson & Johnson                                        1,400           75,194

Medical - Ethical Drugs 4.8%
Bristol-Myers Squibb Company                             1,400           32,410
King Pharmaceuticals, Inc. (b)                           1,900           32,661
Merck & Company, Inc.                                    1,300           73,593
Pfizer, Inc.                                             4,600          140,622
Schering-Plough Corporation                              1,200           26,640
Wyeth                                                    1,200           44,880
                                                                   ------------
                                                                        350,806

Medical - Generic Drugs 0.5%
Taro Pharmaceutical Industries, Ltd. (b)                   900           33,840

Medical - Health Maintenance Organizations 0.6%
Anthem, Inc. (b)                                           300           18,870
Health Net, Inc. (b)                                       900           23,760
                                                                   ------------
                                                                         42,630

Medical - Hospitals 0.7%
Tenet Healthcare Corporation (b)                         3,100           50,840

Medical - Products 1.2%
Baxter International, Inc.                                 800           22,400
Cambrex Corporation                                        700           21,147
Medtronic, Inc.                                            900           41,040
                                                                   ------------
                                                                         84,587

Medical - Wholesale Drugs/Sundries 0.5%
McKesson HBOC, Inc.                                      1,400           37,842

Medical/Dental - Services 0.5%
Laboratory Corporation of America Holdings (b)           1,600           37,184

Oil & Gas - Drilling 0.5%
Nabors Industries, Ltd. (b)                              1,100           38,797

Oil & Gas - International Integrated 3.4%
ChevronTexaco Corporation                                  900           59,832
ConocoPhillips                                             708           34,260
Exxon Mobil Corporation                                  4,400          153,736
                                                                   ------------
                                                                        247,828

Oil & Gas - United States Exploration &
  Production 0.6%
Devon Energy Corporation                                   900           41,310

Paper & Paper Products 0.4%
MeadWestvaco Corporation                                 1,100           27,181

Pollution Control - Services 1.2%
Casella Waste Systems, Inc. (b)                          3,000           26,670
Waste Management, Inc.                                   2,600           59,592
                                                                   ------------
                                                                         86,262

Retail - Apparel/Shoe 0.7%
Aeropostale, Inc. (b)                                    3,400           35,938
American Eagle Outfitters, Inc. (b)                      1,100           15,158
                                                                   ------------
                                                                         51,096

Retail - Consumer Electronics 0.4%
Circuit City Stores, Inc.                                3,600           26,712

Retail - Home Furnishings 0.5%
Rent-A-Center, Inc. (b)                                    700           34,965

Retail - Major Discount Chains 1.8%
Wal-Mart Stores, Inc.                                    2,600          131,326

Retail - Restaurants 0.9%
CEC Entertainment, Inc. (b)                                900           27,630
McDonald's Corporation                                   2,500           40,200
                                                                   ------------
                                                                         67,830

Retail - Super/Mini Markets 0.2%
The Kroger Company (b)                                   1,000           15,450

Retail/Wholesale - Building Products 0.7%
The Home Depot, Inc.                                     2,200           52,712

Retail/Wholesale - Food 0.5%
SUPERVALU, Inc.                                          2,400           39,624

Soap & Cleaning Preparations 1.3%
The Procter & Gamble Company                             1,100           94,534

Telecommunications - Cellular 0.2%
AT&T Wireless Services, Inc. (b)                         2,300           12,995

Telecommunications - Equipment 0.5%
Motorola, Inc.                                           2,000           17,300
Scientific-Atlanta, Inc.                                 1,400           16,604
                                                                   ------------
                                                                         33,904

Telecommunications - Services 2.3%
AT&T Corporation                                           420           10,966
BellSouth Corporation                                    1,300           33,631
SBC Communications, Inc.                                 2,300           62,353
Verizon Communications, Inc.                             1,600           62,000
                                                                   ------------
                                                                        168,950

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                     STRONG BALANCED ASSET FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Tobacco 1.2%
Philip Morris Companies, Inc.                            1,700     $     68,901
RJ Reynolds Tobacco Holdings, Inc.                         400           16,844
                                                                   ------------
                                                                         85,745

Transportation - Services 0.2%
Pacer International, Inc.(b)                             1,000           13,300

Transportation - Truck 0.4%
J.B. Hunt Transport Services, Inc. (b)                     900           26,370

Utility - Electric Power 1.5%
Cinergy Corporation                                        500           16,860
DTE Energy Company                                         400           18,560
Dominion Resources, Inc.                                   500           27,450
Exelon Corporation                                         300           15,831
FPL Group, Inc.                                            500           30,065
                                                                   ------------
                                                                        108,766
-------------------------------------------------------------------------------
Total Common Stocks (Cost $5,459,051)                                 4,665,297
-------------------------------------------------------------------------------
United States Government
  & Agency Issues 24.4%
FHLMC Notes:
  5.50%, Due 7/15/06                               $   150,000          165,023
  5.75%, Due 3/15/09                                   300,000          337,321
  6.00%, Due 6/15/11                                   100,000          113,452
FNMA Notes, 4.375%, Due 10/15/06                       200,000          212,401
United States Treasury Notes:
  2.00%, Due 11/30/04                                  150,000          151,289
  5.00%, Due 8/15/11                                   200,000          219,375
  5.75%, Due 11/15/05                                  250,000          276,436
  6.625%, Due 5/15/07                                  260,000          303,571
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $1,703,879)                                     1,778,868
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.0%
Repurchase Agreements 2.0%
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds $145,108);
  Collateralized by: United States Government
  & Agency Issues (e)                                  145,100          145,100

United States Government & Agency Issues 9.0%
FHLMC Debentures, 7.375%, Due 5/15/03                  300,000          306,750
United States Treasury Notes,
  5.25%, Due 8/15/03                                   340,000          348,553
                                                                   ------------
                                                                        655,303
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $790,274)                            800,403
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $7,953,204) 99.3%               7,244,568
Other Assets and Liabilities, Net 0.7%                                   51,581
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $  7,296,149
===============================================================================

                           STRONG LARGE CAP CORE FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.8%
Aerospace - Defense 1.9%
General Dynamics Corporation                             1,000     $     79,370

Banks - Money Center 7.6%
Bank of America Corporation                              2,100          146,097
Citigroup, Inc.                                          5,000          175,950
                                                                   ------------
                                                                        322,047

Banks - Super Regional 2.7%
Wells Fargo Company                                      2,500          117,175

Building - Resident/Commercial 2.2%
Lennar Corporation                                       1,800           92,880

Computer - Manufacturers 8.0%
Dell Computer Corporation (b)                            5,000          133,700
Hewlett-Packard Company                                  6,200          107,632
International Business Machines Corporation              1,300          100,750
                                                                   ------------
                                                                        342,082

Computer Software - Desktop 3.5%
Microsoft Corporation (b)                                2,900          149,930

Cosmetics - Personal Care 3.2%
Avon Products, Inc.                                      2,500          134,675

Diversified Operations 7.5%
AOL Time Warner, Inc. (b)                                6,700           87,770
General Electric Company                                 4,000           97,400
3M Co.                                                   1,100          135,630
                                                                   ------------
                                                                        320,800

Electronics - Semiconductor Equipment 1.7%
Applied Materials, Inc. (b)                              5,500           71,665

Electronics - Semiconductor Manufacturing 3.0%
Intel Corporation                                        4,900           76,293
Micron Technology, Inc. (b)                              5,400           52,596
                                                                   ------------
                                                                        128,889

Finance - Investment Brokers 6.0%
The Goldman Sachs Group, Inc.                            1,100           74,910
Merrill Lynch & Company, Inc.                            2,600           98,670
Morgan Stanley                                           2,100           83,832
                                                                   ------------
                                                                        257,412

Food - Miscellaneous Preparation 3.6%
Kraft Foods, Inc. Class A                                4,000          155,720

Insurance - Diversified 6.5%
American International Group, Inc.                       2,600          150,410
Prudential Financial, Inc.                               4,000          126,960
                                                                   ------------
                                                                        277,370

Internet - E*Commerce 2.7%
eBay, Inc. (b)                                           1,700          115,294

Leisure - Photo Equipment/Related 2.5%
Eastman Kodak Company                                    3,000          105,120

Media - Radio/TV 2.3%
Viacom, Inc. Class B (b)                                 2,400           97,824

Medical - Drug/Diversified 2.8%
Johnson & Johnson                                        2,200          118,162

Medical - Ethical Drugs 5.0%
Merck & Company, Inc.                                    1,900          107,559
Pfizer, Inc.                                             3,500          106,995
                                                                   ------------
                                                                        214,554

--------------------------------------------------------------------------------
                     STRONG LARGE CAP CORE FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Field Services 3.4%
Schlumberger, Ltd.                                       3,400     $    143,106

Oil & Gas - Machinery/Equipment 2.7%
Smith International, Inc. (b)                            3,600          117,432

Retail - Major Discount Chains 2.0%
Target Corporation                                       2,800           84,000

Retail/Wholesale - Building Products 2.2%
Lowe's Companies, Inc.                                   2,500           93,750

Retail/Wholesale - Office Supplies 2.1%
Staples, Inc. (b)                                        5,000           91,500

Soap & Cleaning Preparations 1.8%
Clorox Company                                           1,900           78,375

Telecommunications - Equipment 2.0%
Qualcomm, Inc. (b)                                       2,300           83,697

Telecommunications - Services 2.7%
Verizon Communications, Inc.                             3,000          116,250

Transportation - Air Freight 2.2%
United Parcel Service, Inc. Class B                      1,500           94,620

Utility - Electric Power 3.0%
The Southern Company                                     4,500          127,755
-------------------------------------------------------------------------------
Total Common Stocks (Cost $4,510,653)                                 4,131,454
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.5%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $150,808); Collateralized by: United States
  Government & Agency Issues (e)                   $   150,800          150,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $150,800)                            150,800
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $4,661,453) 100.3%              4,282,254
Other Assets and Liabilities, Net (0.3%)                                (11,389)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $  4,270,865
===============================================================================

                          STRONG GROWTH AND INCOME FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.4%
Aerospace - Defense 1.6%
The Boeing Company                                      87,000     $  2,870,130
Lockheed Martin Corporation                            137,700        7,952,175
                                                                   ------------
                                                                     10,822,305

Auto Manufacturers - Domestic 0.4%
General Motors Corporation                              76,000        2,801,360

Banks - Money Center 5.5%
Bank of America Corporation                            216,400       15,054,948
The Bank of New York Company, Inc.                      60,700        1,454,372
Citigroup, Inc.                                        430,500       15,149,295
J.P.Morgan Chase & Company                             230,600        5,534,400
                                                                   ------------
                                                                     37,193,015

Banks - Super Regional 5.0%
Bank One Corporation                                   179,000        6,542,450
Fifth Third Bancorp                                     96,200        5,632,510
FleetBoston Financial Corporation                       88,100        2,140,830
Mellon Financial Corporation                            48,000        1,253,280
U.S. Bancorp                                           232,000        4,923,040
Wachovia Corporation                                   183,700        6,694,028
Wells Fargo Company                                    149,700        7,016,439
                                                                   ------------
                                                                     34,202,577

Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                          73,600        3,562,240

Beverages - Soft Drinks 1.3%
The Coca-Cola Company                                  208,000        9,114,560

Chemicals - Basic 0.5%
The Dow Chemical Company                                73,300        2,177,010
PPG Industries, Inc.                                    27,500        1,379,125
                                                                   ------------
                                                                      3,556,135

Chemicals - Specialty 0.3%
Praxair, Inc.                                           40,200        2,322,354

Computer - Local Networks 1.4%
Cisco Systems, Inc. (b)                                711,400        9,319,340

Computer - Manufacturers 3.6%
Dell Computer Corporation (b)                          231,000        6,176,940
Hewlett-Packard Company                                386,400        6,707,904
International Business Machines Corporation            144,900       11,229,750
                                                                   ------------
                                                                     24,114,594

Computer - Memory Devices 0.3%
EMC Corporation (b)                                    345,500        2,121,370

Computer Software - Desktop 3.6%
Microsoft Corporation (b)                              472,300       24,417,910

Computer Software - Enterprise 1.3%
Mercury Interactive Corporation (b)                     22,700          673,055
Oracle Systems Corporation (b)                         579,900        6,262,920
VERITAS Software Corporation (b)                       100,600        1,571,372
                                                                   ------------
                                                                      8,507,347

Computer Software - Financial 0.2%
Intuit, Inc. (b)                                        36,100        1,693,812

Cosmetics - Personal Care 2.2%
Avon Products, Inc.                                     66,300        3,571,581
Colgate Palmolive Company                               98,700        5,174,841
The Gillette Company                                   213,800        6,490,968
                                                                   ------------
                                                                     15,237,390

Diversified Operations 7.1%
AOL Time Warner, Inc. (b)                              383,800        5,027,780
E.I. Du Pont de Nemours & Company                      116,100        4,922,640
General Electric Company                               835,300       20,339,555
ITT Industries, Inc.                                    46,600        2,828,154
Textron, Inc.                                           25,200        1,083,348
3M Co.                                                  67,500        8,322,750
Tyco International, Ltd.                               170,100        2,905,308
United Technologies Corporation                         43,500        2,694,390
                                                                   ------------
                                                                     48,123,925

Electrical - Control Instruments 0.5%
Danaher Corporation                                     26,700        1,754,190
Parker-Hannifin Corporation                             34,000        1,568,420
                                                                   ------------
                                                                      3,322,610

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                    STRONG GROWTH AND INCOME FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Electronics - Semiconductor Equipment 0.7%
Applied Materials, Inc. (b)                            220,200     $  2,869,206
Novellus Systems, Inc. (b)                              72,800        2,044,224
                                                                   ------------
                                                                      4,913,430

Electronics - Semiconductor Manufacturing 2.4%
Broadcom Corporation Class A (b)                        21,500          323,790
Intel Corporation                                      565,800        8,809,506
Maxim Integrated Products, Inc.                         72,200        2,385,488
Micron Technology, Inc. (b)                             45,000          438,300
Texas Instruments, Inc.                                199,100        2,988,491
Xilinx, Inc. (b)                                        71,300        1,468,780
                                                                   ------------
                                                                     16,414,355

Finance - Consumer/Commercial Loans 0.8%
MBNA Corporation                                       189,800        3,609,996
SLM Corporation                                         17,000        1,765,620
                                                                   ------------
                                                                      5,375,616

Finance - Investment Brokers 1.7%
The Goldman Sachs Group, Inc.                           66,200        4,508,220
Morgan Stanley                                         140,800        5,620,736
The Charles Schwab Corporation                         125,000        1,356,250
                                                                   ------------
                                                                     11,485,206

Finance - Investment Management 0.6%
State Street Corporation                               110,000        4,290,000

Finance - Mortgage & Related Services 1.3%
Freddie Mac                                            151,700        8,957,885

Finance - Publicly Traded Investment
  Funds - Equity 1.9%
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                        146,100       12,899,169

Financial Services - Miscellaneous 1.6%
American Express Company                               173,200        6,122,620
First Data Corporation                                 109,200        3,866,772
Fiserv, Inc. (b)                                        32,000        1,086,400
                                                                   ------------
                                                                     11,075,792

Food - Confectionery 0.3%
Hershey Foods Corporation                               27,000        1,820,880

Food - Miscellaneous Preparation 2.6%
General Mills, Inc.                                    127,300        5,976,735
Kellogg Company                                         85,100        2,916,377
PepsiCo, Inc.                                          205,000        8,655,100
                                                                   ------------
                                                                     17,548,212

Insurance - Diversified 2.1%
American International Group, Inc.                     242,100       14,005,485

Insurance - Life 0.3%
MetLife, Inc.                                           79,000        2,136,160

Insurance - Property/Casualty/Title 0.8%
The Allstate Corporation                               124,900        4,620,051
MBIA, Inc.                                              24,400        1,070,184
                                                                   ------------
                                                                      5,690,235

Internet - E*Commerce 0.5%
eBay, Inc. (b)                                          44,900        3,045,118

Internet - Internet Service Provider/
  Content 0.2%
Yahoo! Inc. (b)                                         95,000        1,553,250

Internet - Software 0.1%
BEA Systems, Inc. (b)                                   64,800          743,256

Leisure - Hotels & Motels 0.5%
Starwood Hotels & Resorts Worldwide, Inc.              123,700        2,936,638

Leisure - Services 0.4%
The Walt Disney Company                                181,200        2,955,372

Machinery - Construction/Mining 0.7%
Caterpillar, Inc.                                      102,400        4,681,728

Machinery - General Industrial 0.5%
Ingersoll-Rand Company Class A                          79,000        3,401,740

Media - Cable TV 0.9%
Comcast Corporation Class A (Non-Voting) (b)           260,800        5,891,472

Media - Newspapers 0.7%
Gannett Company, Inc.                                   64,100        4,602,380

Media - Radio/TV 2.1%
Clear Channel Communications, Inc. (b)                 172,600        6,436,254
Viacom, Inc. Class B (b)                               191,200        7,793,312
                                                                   ------------
                                                                     14,229,566

Medical - Biomedical/Genetics 0.8%
Amgen, Inc. (b)                                        107,000        5,172,380

Medical - Drug/Diversified 2.8%
Abbott Laboratories                                    125,700        5,028,000
Johnson & Johnson                                      261,200       14,029,052
                                                                   ------------
                                                                     19,057,052

Medical - Ethical Drugs 7.3%
Bristol-Myers Squibb Company                           164,000        3,796,600
Forest Laboratories, Inc. (b)                           17,000        1,669,740
Eli Lilly & Company                                     94,500        6,000,750
Merck & Company, Inc.                                  192,800       10,914,408
Pfizer, Inc.                                           461,900       14,120,283
Pharmacia Corporation                                  138,200        5,776,760
Schering-Plough Corporation                            131,600        2,921,520
Wyeth                                                  112,000        4,188,800
                                                                   ------------
                                                                     49,388,861

Medical - Health Maintenance
  Organizations 0.8%
UnitedHealth Group, Inc.                                66,000        5,511,000

Medical - Hospitals 0.4%
HCA, Inc.                                               69,300        2,875,950

Medical - Products 2.0%
Baxter International, Inc.                              72,200        2,021,600
Boston Scientific Corporation (b)                       60,000        2,551,200
Medtronic, Inc.                                        152,000        6,931,200
Zimmer Holdings, Inc. (b)                               43,200        1,793,664
                                                                   ------------
                                                                     13,297,664

Metal Products - Fasteners 0.6%
Illinois Tool Works, Inc.                               61,000        3,956,460

Oil & Gas - Drilling 1.2%
ENSCO International, Inc.                              138,000        4,064,100
Rowan Companies, Inc.                                  180,400        4,095,080
                                                                   ------------
                                                                      8,159,180

Oil & Gas - International Integrated 4.1%
ChevronTexaco Corporation                               99,800        6,634,704
Exxon Mobil Corporation                                601,300       21,009,422
                                                                   ------------
                                                                     27,644,126

--------------------------------------------------------------------------------

                    STRONG GROWTH AND INCOME FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Refining/Marketing 0.3%
Valero Energy Corporation                               41,000     $  1,514,540

Oil & Gas - United States Exploration
  & Production 0.9%
Anadarko Petroleum Corporation                         130,000        6,227,000

Paper & Paper Products 0.9%
International Paper Company                            174,200        6,091,774

Retail - Department Stores 1.1%
Kohl's Corporation (b)                                  86,800        4,856,460
J.C. Penney Company, Inc. (Holding Company)            123,900        2,850,939
                                                                   ------------
                                                                      7,707,399

Retail - Drug Stores 0.3%
CVS Corporation                                         78,900        1,970,133

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                             65,600        2,265,168

Retail - Major Discount Chains 3.4%
Target Corporation                                      93,400        2,802,000
Wal-Mart Stores, Inc.                                  403,700       20,390,887
                                                                   ------------
                                                                     23,192,887

Retail - Super/Mini Markets 0.4%
The Kroger Company (b)                                 183,900        2,841,255

Retail/Wholesale - Building Products 0.9%
The Home Depot, Inc.                                   159,900        3,831,204
Lowe's Companies, Inc.                                  69,000        2,587,500
                                                                   ------------
                                                                      6,418,704

Soap & Cleaning Preparations 1.4%
The Procter & Gamble Company                           110,000        9,453,400

Telecommunications - Cellular 0.4%
AT&T Wireless Services, Inc. (b)                       432,700        2,444,755

Telecommunications - Equipment 0.8%
Motorola, Inc.                                         211,300        1,827,745
Qualcomm, Inc. (b)                                      94,000        3,420,660
                                                                   ------------
                                                                      5,248,405

Telecommunications - Services 3.0%
SBC Communications, Inc.                               232,900        6,313,919
Verizon Communications, Inc.                           356,200       13,802,750
                                                                   ------------
                                                                     20,116,669

Tobacco 0.8%
Philip Morris Companies, Inc.                          136,400        5,528,292

Transportation - Air Freight 0.6%
FedEx Corporation                                       80,700        4,375,554

Transportation - Rail 0.7%
Union Pacific Corporation                               75,300        4,508,211

Utility - Electric Power 2.2%
Consolidated Edison, Inc.                              105,700        4,526,074
Dominion Resources, Inc.                                90,000        4,941,000
Entergy Corporation                                     30,800        1,404,172
The Southern Company                                   149,900        4,255,661
                                                                   ------------
                                                                     15,126,907
-------------------------------------------------------------------------------
Total Common Stocks (Cost $624,156,500)                             661,179,515
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $8,800,611); Collateralized by: United
  States Government & Agency Issues (e)            $ 8,800,000        8,800,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $1,404,478); Collateralized by: United
  States Government & Agency Issues (e)              1,404,400        1,404,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,204,400)                      10,204,400
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $634,360,900) 98.9%           671,383,915
Other Assets & Liabilities, Net 1.1%                                  7,338,436
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $678,722,351
===============================================================================

                             STRONG OPPORTUNITY FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 87.1%
Agricultural Operations 1.5%
Monsanto Company                                     2,052,000     $ 39,501,000

Auto/Truck - Original Equipment 2.6%
Delphi Automotive Systems Corporation                4,100,000       33,005,000
Eaton Corporation                                      430,000       33,587,300
                                                                   ------------
                                                                     66,592,300

Banks - Super Regional 3.5%
Bank One Corporation                                   610,000       22,295,500
Comerica, Inc.                                         745,000       32,213,800
Wachovia Corporation                                   980,000       35,711,200
                                                                   ------------
                                                                     90,220,500

Beverages - Soft Drinks 1.3%
The Pepsi Bottling Group, Inc.                       1,275,000       32,767,500

Building - Construction Products/
  Miscellaneous 1.1%
Masco Corporation                                    1,400,000       29,470,000

Building Products - Wood 1.3%
Weyerhaeuser Company                                   690,000       33,954,900

Chemicals - Specialty 1.8%
Praxair, Inc.                                          800,000       46,216,000

Commercial Services - Miscellaneous 1.3%
Accenture, Ltd. Class A (b)                          1,900,000       34,181,000

Computer - Memory Devices 1.3%
Network Appliance, Inc. (b)                          3,450,000       34,500,000

Computer Software - Enterprise 1.3%
Rational Software Corporation (b)                    3,200,000       33,248,000

Diversified Operations 1.1%
AOL Time Warner, Inc. (b)                            2,145,000       28,099,500

Electrical - Connectors 1.3%
Molex, Inc. Class A                                  1,655,000       32,917,950

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                       STRONG OPPORTUNITY FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Electronics - Scientific Instruments 1.5%
Waters Corporation (b)                               1,755,000     $ 38,223,900

Electronics - Semiconductor
  Manufacturing 2.7%
Integrated Device Technology, Inc. (b)               2,985,000       24,984,450
Micron Technology, Inc. (b)                          2,225,000       21,671,500
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                    3,485,000       24,569,250
                                                                   ------------
                                                                     71,225,200

Electronics Products - Miscellaneous 1.7%
Flextronics International, Ltd. (b)                  2,600,000       21,294,000
Sanmina-SCI Corporation (b)                          5,050,000       22,674,500
                                                                   ------------
                                                                     43,968,500

Finance - Consumer/Commercial Loans 1.4%
CIT Group, Inc.                                      1,820,000       35,672,000

Finance - Equity REIT 1.5%
ProLogis                                             1,535,000       38,605,250

Finance - Publicly Traded Investment
  Funds - Equity 2.3%
Biotech Holders Trust                                  305,000       25,790,800
Standard & Poor's MidCap 400
  Depository Receipts                                  435,000       34,212,750
                                                                   ------------
                                                                     60,003,550

Food - Miscellaneous Preparation 1.6%
General Mills, Inc.                                    900,000       42,255,000

Insurance - Diversified 1.1%
American International Group, Inc.                     495,000       28,635,750

Insurance - Property/Casualty/Title 1.3%
Hartford Financial Services Group, Inc.                770,000       34,981,100

Internet - E*Commerce 1.4%
Ticketmaster Online-CitySearch, Inc.
  Class B (b)                                          100,000        2,122,000
USA Interactive (b)                                  1,520,000       34,747,200
                                                                   ------------
                                                                     36,869,200

Internet - Internet Service Provider/
  Content 0.4%
CNET Networks, Inc. (b)                              4,070,000       11,029,700

Internet - Network Security/Solutions 1.2%
VeriSign, Inc. (b)                                   3,800,000       30,476,000

Leisure - Photo Equipment/Related 1.5%
Eastman Kodak Company                                1,120,000       39,244,800

Leisure - Services 1.4%
Carnival Corporation                                 1,465,000       36,551,750

Machinery - General Industrial 1.6%
Dover Corporation                                    1,415,000       41,261,400

Media - Cable TV 6.3%
Comcast Corporation Class A
  (Non-Voting) (b)                                   2,200,000       49,698,000
Cox Communications, Inc. Class A (b)                 1,580,000       44,872,000
General Motors Corporation Class H (b)               2,565,000       27,445,500
Liberty Media Corporation Series A (b)               4,600,000       41,124,000
Telewest Communications PLC (b)                     39,540,000        1,274,216
                                                                   ------------
                                                                    164,413,716

Media - Newspapers 3.2%
The E.W. Scripps Company Class A                       630,000       48,478,500
Tribune Company                                        795,000       36,140,700
                                                                   ------------
                                                                     84,619,200

Medical - Biomedical/Genetics 1.9%
Biogen, Inc. (b)                                       340,000       13,620,400
Genentech, Inc. (b)                                  1,085,000       35,978,600
                                                                   ------------
                                                                     49,599,000

Medical - Ethical Drugs 1.0%
Wyeth                                                  720,000       26,928,000

Medical - Health Maintenance
  Organizations 0.6%
CIGNA Corporation                                      395,000       16,242,400

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                          4,000,000       16,800,000

Medical/Dental - Supplies 1.8%
Apogent Technologies, Inc. (b)                       2,200,000       45,760,000

Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.                                          1,310,000       29,841,800

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                              560,000       36,321,600

Oil & Gas - Drilling 3.2%
ENSCO International, Inc.                            1,385,000       40,788,250
GlobalSantaFe Corporation                            1,810,000       44,019,200
                                                                   ------------
                                                                     84,807,450

Oil & Gas - International Integrated 1.5%
ConocoPhillips                                         800,000       38,712,000

Oil & Gas - Machinery/Equipment 1.9%
Weatherford International, Ltd. (b)                  1,270,000       50,711,100

Oil & Gas - United States Exploration
  & Production 3.8%
Apache Corporation                                     950,000       54,140,500
Devon Energy Corporation                             1,000,000       45,900,000
                                                                   ------------
                                                                    100,040,500

Oil & Gas - United States Integrated 0.3%
El Paso Corporation                                  1,180,000        8,212,800

Pollution Control - Services 1.3%
Waste Management, Inc.                               1,460,000       33,463,200

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                      2,050,000       38,888,500

Retail - Consumer Electronics 1.4%
Best Buy Company, Inc. (b)                           1,500,000       36,225,000

Retail - Department Stores 1.1%
Sears, Roebuck & Company                             1,235,000       29,578,250

Retail - Major Discount Chains 1.2%
Target Corporation                                   1,080,000       32,400,000

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                    2,180,000       39,894,000

--------------------------------------------------------------------------------

                       STRONG OPPORTUNITY FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Telecommunications - Cellular 2.1%
Sprint Corporation - PCS Group (b)                   5,610,000   $   24,571,800
United States Cellular Corporation (b)               1,195,000       29,898,900
                                                                 --------------
                                                                     54,470,700

Telecommunications - Equipment 2.9%
Corning, Inc.  (b)                                   7,115,000       23,550,650
Motorola, Inc.                                       2,835,000       24,522,750
Scientific-Atlanta, Inc.                             2,385,000       28,286,100
                                                                 --------------
                                                                     76,359,500

Textile - Apparel Manufacturing 1.3%
Jones Apparel Group, Inc. (b)                          920,000       32,604,800

Transportation - Airline 0.4%
AMR Corporation (b)                                  1,435,000        9,471,000

Utility - Gas Distribution 1.8%
NiSource, Inc.                                       2,300,000       46,000,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,532,942,691)                         2,273,036,266
-------------------------------------------------------------------------------
Call Options Purchased 0.0%
PSE Technology 100 Index Funds, Expires
  1/17/03 at $40.00                                        666        1,221,826
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $2,664,000)                        1,221,826
-------------------------------------------------------------------------------
Short-Term Investments (a) 12.4%
Money Market Funds 6.8%
Strong Heritage Money Fund -
  Institutional Class (g)                          177,000,000      177,000,000

Repurchase Agreements 5.6%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $143,009,931); Collateralized by: United
  States Government & Agency Issues (e)           $143,000,000      143,000,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $4,176,232); Collateralized by: United
  States Government & Agency Issues (e)              4,176,000        4,176,000
                                                                 --------------
                                                                    147,176,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $324,176,000)                    324,176,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost$2,859,782,691) 99.5%        2,598,434,092
Other Assets and Liabilities, Net 0.5%                               13,114,054
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $2,611,548,146
===============================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts         Premiums
--------------------------------------------------------------------------------

Options outstanding at beginning of year                --          $        --
Options written during the year                        666            2,664,000
Options closed                                          --                   --
Options expired                                         --                   --
Options exercised                                       --                   --
                                                       ---          -----------
Options outstanding at end of year                     666          $ 2,664,000
                                                       ===          ===========

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares         Value
                                                  per contract)       (Note 2)
--------------------------------------------------------------------------------
PSE Technology 100 Index
  Puts: (Strike Price is $40.00. Expiration
  date is 1/17/03. Premium received
  is $2,664,000.)                                      666          $   805,624


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) Restricted security.
(e) See Note 2(J) of Notes to Financial Statements.
(f) Illiquid security.
(g) Affiliated issuer. (See Note 9 of Notes to Financial Statements.)
(h) All or a portion of security is a when-issued.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                        (In Thousands, Except Per Share Amounts)

                                                             Strong      Strong       Strong
                                                            Balanced    Balanced    Large Cap
                                                              Fund     Asset Fund   Core Fund
                                                           ---------   ----------   ---------
Assets:
  Investments in Securities, at Value
    (Cost of $210,962, $7,953 and $4,661, respectively)     $216,857     $7,245      $ 4,282
  Receivable for Securities Sold                               2,291         --           --
  Receivable for Fund Shares Sold                                  3         --           --
  Dividends and Interest Receivable                            1,154         42            5
  Collateral for Securities on Loan                            7,346         --           --
  Variation Margin Receivable                                      6         --           --
  Other Assets                                                    21         13            4
                                                            --------     ------      -------
  Total Assets                                               227,678      7,300        4,291

Liabilities:
  Payable for Securities Purchased                             2,177         --           --
  Payable for Fund Shares Redeemed                                32         --           13
  Payable Upon Return of Securities on Loan                    7,346         --           --
  Accrued Operating Expenses and Other Liabilities               108          4            7
                                                            --------     ------      -------
  Total Liabilities                                            9,663          4           20
                                                            --------     ------      -------
Net Assets                                                  $218,015     $7,296      $ 4,271
                                                            ========     ======      =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)             $262,039     $8,408      $ 5,679
  Undistributed Net Investment Income (Loss)                      27         22           --
  Undistributed Net Realized Gain (Loss)                     (49,852)      (425)      (1,029)
  Net Unrealized Appreciation (Depreciation)                   5,801       (709)        (379)
                                                            --------     ------      -------
  Net Assets                                                $218,015     $7,296      $ 4,271
                                                            ========     ======      =======
Capital Shares Outstanding (Unlimited Number Authorized)      13,574        771          531

Net Asset Value Per Share                                   $  16.06     $ 9.47      $  8.05
                                                            ========     ======      =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                               (In Thousands, Except As Noted)

                                                                         Strong Growth
                                                                        and Income Fund
                                                                        ---------------
Assets:
  Investments in Securities, at Value (Cost of $634,361)                $    671,384
  Receivable for Securities Sold                                              11,932
  Receivable for Fund Shares Sold                                                156
  Dividends and Interest Receivable                                            1,072
  Collateral for Securities on Loan                                           39,724
  Other Assets                                                                    81
                                                                        ------------
  Total Assets                                                               724,349

Liabilities:
  Payable for Securities Purchased                                             5,159
  Payable for Fund Shares Redeemed                                               281
  Payable Upon Return of Securities on Loan                                   39,724
  Accrued Operating Expenses and Other Liabilities                               463
                                                                        ------------
  Total Liabilities                                                           45,627
                                                                        ------------
Net Assets                                                              $    678,722
                                                                        ============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                         $    917,589
  Undistributed Net Investment Income (Loss)                                     288
  Undistributed Net Realized Gain (Loss)                                    (276,178)
  Net Unrealized Appreciation (Depreciation)                                  37,023
                                                                        ------------
  Net Assets                                                            $    678,722
                                                                        ============

Investor Class ($ and shares in full)
  Net Assets                                                            $582,081,422
  Capital Shares Outstanding (Unlimited Number Authorized)                36,715,376

  Net Asset Value Per Share                                             $      15.85
                                                                        ============

Institutional Class ($ and shares in full)
  Net Assets                                                            $ 67,014,484
  Capital Shares Outstanding (Unlimited Number Authorized)                 4,209,516

  Net Asset Value Per Share                                             $      15.92
                                                                        ============

Advisor Class ($ and shares in full)
  Net Assets                                                            $ 10,346,857
  Capital Shares Outstanding (Unlimited Number Authorized)                   656,255

  Net Asset Value Per Share                                             $      15.77
                                                                        ============

Class K ($ and shares in full)
  Net Assets                                                            $ 19,279,588
  Capital Shares Outstanding (Unlimited Number Authorized)                 1,224,226

  Net Asset Value Per Share                                             $      15.75
                                                                        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                (In Thousands, Except As Noted)

                                                                          Strong
                                                                        Opportunity
                                                                           Fund
                                                                      --------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,682,783)                         $    2,421,434
    Affiliated Issuers (Cost of $177,000)                                    177,000
  Receivable for Securities Sold                                              29,633
  Receivable for Fund Shares Sold                                                435
  Dividends and Interest Receivable                                            2,305
  Collateral for Securities on Loan                                          184,412
  Other Assets                                                                   179
                                                                      --------------
  Total Assets                                                             2,815,398

Liabilities:
  Payable for Securities Purchased                                            12,349
  Written Options, at Value (Premiums Received of $2,664)                        806
  Payable for Fund Shares Redeemed                                             5,204
  Payable Upon Return of Securities on Loan                                  184,412
  Accrued Operating Expenses and Other Liabilities                             1,079
                                                                      --------------
  Total Liabilities                                                          203,850
                                                                      --------------
Net Assets                                                            $    2,611,548
                                                                      ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                       $    3,329,526
  Undistributed Net Investment Income (Loss)                                      --
  Undistributed Net Realized Gain (Loss)                                    (458,488)
  Net Unrealized Appreciation (Depreciation)                                (259,490)
                                                                      --------------
  Net Assets                                                          $    2,611,548
                                                                      ==============

Investor Class ($ and shares in full)
  Net Assets                                                          $2,506,989,798
  Capital Shares Outstanding (Unlimited Number Authorized)                87,351,599

  Net Asset Value Per Share                                           $        28.70
                                                                      ==============

Advisor Class ($ and shares in full)
  Net Assets                                                          $  103,924,180
  Capital Shares Outstanding (Unlimited Number Authorized)                 3,663,100

  Net Asset Value Per Share                                           $        28.37
                                                                      ==============

Class K ($ and shares in full)
  Net Assets                                                          $      634,168
  Capital Shares Outstanding (Unlimited Number Authorized)                    22,072

  Net Asset Value Per Share                                           $        28.73
                                                                      ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                             (In Thousands)

                                                                     Strong      Strong       Strong
                                                                    Balanced    Balanced    Large Cap
                                                                      Fund     Asset Fund   Core Fund
                                                                   ---------   ----------   ---------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding
    taxes of $5, $0 and $0, respectively)                          $   2,261   $     78     $     40
  Dividends - Affiliated Issuers                                          22         --           --
  Intertest                                                            6,674        111            4
                                                                   ---------   --------     --------
  Total Income                                                         8,957        189           44

Expenses:
  Investment Advisory Fees                                             1,385         59           36
  Administrative Fees                                                    745         24           14
  Custodian Fees                                                          47          4            4
  Shareholder Servicing Costs                                            851         43           33
  Reports to Shareholders                                                144         12           10
  Professional Fees                                                       --         40           --
  Federal and State Registration Fees                                     32         25           18
  Other                                                                   35         10            2
                                                                   ---------   --------     --------
  Total Expenses before Expense Offsets                                3,239        217          117
  Expense Offsets (Note 4)                                               (29)      (119)         (29)
                                                                   ---------   --------     --------
  Expenses, Net                                                        3,210         98           88
                                                                   ---------   --------     --------
Net Investment Income (Loss)                                           5,747         91          (44)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                      (26,398)      (331)        (802)
    Futures Contracts                                                    344         --           --
                                                                   ---------   --------     --------
    Net Realized Gain (Loss)                                         (26,054)      (331)        (802)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      (14,334)      (850)        (652)
    Futures Contracts                                                    (79)        --           --
                                                                   ---------   --------     --------
    Net Change in Unrealized Appreciation/Depreciation               (14,413)      (850)        (652)
                                                                   ---------   --------     --------
Net Gain (Loss) on Investments                                       (40,467)    (1,181)      (1,454)
                                                                   ---------   --------     --------

Net Increase (Decrease) in Net Assets Resulting from Operations     ($34,720)   ($1,090)     ($1,498)
                                                                   =========   ========     ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                         (In Thousands)

                                                                                        Strong Growth and
                                                                                           Income Fund
                                                                                        -----------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $25)               $   11,986
  Dividends - Affiliated Issuers                                                                    2
  Interest                                                                                        319
                                                                                           ----------
  Total Income                                                                                 12,307

Expenses (Note 4):
  Investment Advisory Fees                                                                      4,513
  Administrative Fees                                                                           2,286
  Custodian Fees                                                                                   50
  Shareholder Servicing Costs                                                                   3,512
  Reports to Shareholders                                                                         568
  12b-1 Fees                                                                                       31
  Other                                                                                           237
                                                                                           ----------
  Total Expenses before Expense Offsets                                                        11,197
  Expense Offsets                                                                                 (83)
                                                                                           ----------
  Expenses, Net                                                                                11,114
                                                                                           ----------
Net Investment Income (Loss)                                                                    1,193

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                                     (98,034)
  Net Change in Unrealized Appreciation/Depreciation on Investments                          (111,075)
                                                                                           ----------
Net Gain (Loss) on Investments                                                               (209,109)
                                                                                           ----------
Net Increase (Decrease) in Net Assets Resulting from Operations                             ($207,916)
                                                                                           ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                         (In Thousands)

                                                                                              Strong
                                                                                           Opportunity
                                                                                               Fund
                                                                                          -------------
                                                                                             (Note 1)
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $136)             $     31,086
  Dividends - Affiliated Issuers                                                                 3,802
  Interest                                                                                       3,186
                                                                                          ------------
  Total Income                                                                                  38,074

Expenses (Note 4):
  Investment Advisory Fees                                                                      24,178
  Administrative Fees                                                                            9,706
  Custodian Fees                                                                                   142
  Shareholder Servicing Costs                                                                    9,433
  Reports to Shareholders                                                                        1,477
  12b-1 Fees                                                                                       263
  Other                                                                                            451
                                                                                          ------------
  Total Expenses before Expense Offsets                                                         45,650
  Expense Offsets                                                                                 (121)
                                                                                          ------------
  Expenses, Net                                                                                 45,529
                                                                                          ------------
Net Investment Income (Loss)                                                                    (7,455)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                                     (412,614)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                               (643,653)
    Written Options                                                                              1,858
                                                                                          ------------
    Net Change in Unrealized Appreciation/Depreciation                                        (641,795)
                                                                                          ------------
Net Gain (Loss) on Investments                                                              (1,054,409)
                                                                                          ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                            ($1,061,864)
                                                                                          ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                               Strong Balanced Fund         Strong Balanced Asset Fund
                                                           ----------------------------    ----------------------------
                                                             Year Ended     Year Ended       Year Ended     Year Ended
                                                           Dec. 31, 2002  Dec. 31, 2001    Dec. 31, 2002  Dec. 31, 2001
                                                           -------------  -------------    -------------  -------------
Operations:
  Net Investment Income (Loss)                               $   5,747      $   9,527        $      91      $      42
  Net Realized Gain (Loss)                                     (26,054)       (24,603)            (331)           153
  Net Change in Unrealized Appreciation/Depreciation           (14,413)       (25,399)            (850)          (158)
                                                             ---------      ---------        ---------      ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (34,720)       (40,475)          (1,090)            37

Distributions from Net Investment Income                        (5,924)        (9,544)             (71)           (41)

Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 (41,363)         3,348              898          3,628
                                                             ---------      ---------        ---------      ---------
Total Increase (Decrease) in Net Assets                        (82,007)       (46,671)            (263)         3,624

Net Assets:
  Beginning of Year                                            300,022        346,693            7,559          3,935
                                                             ---------      ---------        ---------      ---------
  End of Year                                                $ 218,015      $ 300,022        $   7,296      $   7,559
                                                             =========      =========        =========      =========
  Undistributed Net Investment Income (Loss)                 $      27      $      82        $      22      $       2

                                                                                            Strong Large Cap Core Fund
                                                                                           ----------------------------
                                                                                             Year Ended     Year Ended
                                                                                           Dec. 31, 2002  Dec. 31, 2001
                                                                                           -------------  -------------
Operations:
  Net Investment Income (Loss)                                                              ($      44)    ($      60)
  Net Realized Gain (Loss)                                                                        (802)          (146)
  Net Change in Unrealized Appreciation/Depreciation                                              (652)          (368)
                                                                                             ---------      ---------
  Net Increase (Decrease) in Net Assets Resulting from Operations                               (1,498)          (574)

Distributions from Net Investment Income                                                            --             --

Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                           (670)         1,266
                                                                                             ---------      ---------
Total Increase (Decrease) in Net Assets                                                         (2,168)           692

Net Assets:
  Beginning of Year                                                                              6,439          5,747
                                                                                             ---------      ---------
  End of Year                                                                                $   4,271      $   6,439
                                                                                             =========      =========
  Undistributed Net Investment Income (Loss)                                                 $      --      $      --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                   (In Thousands)

                                                                                                   Strong Growth
                                                                                                  and Income Fund
                                                                                           ----------------------------
                                                                                             Year Ended     Year Ended
                                                                                           Dec. 31, 2002  Dec. 31, 2001
                                                                                           -------------  -------------
                                                                                                             (Note 1)
Operations:
  Net Investment Income (Loss)                                                               $   1,193     ($      689)
  Net Realized Gain (Loss)                                                                     (98,034)       (151,003)
  Net Change in Unrealized Appreciation/Depreciation                                          (111,075)        (86,127)
                                                                                             ---------      ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                             (207,916)       (237,819)

Distributions:
  From Net Investment Income:
    Investor Class                                                                                (152)             --
    Institutional Class                                                                           (851)             --
    Advisor Class                                                                                  (41)             --
    Class K                                                                                       (135)             --
                                                                                             ---------      ----------
  Total Distributions                                                                           (1,179)             --

Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                        (58,649)         39,032
                                                                                             ---------      ----------
Total Increase (Decrease) in Net Assets                                                       (267,744)       (198,787)

Net Assets:
  Beginning of Year                                                                            946,466       1,145,253
                                                                                             ---------      ----------
  End of Year                                                                                $ 678,722      $  946,466
                                                                                             =========      ==========
  Undistributed Net Investment Income (Loss)                                                 $     288      $      278

                                                                                              Strong Opportunity Fund
                                                                                           ----------------------------
                                                                                             Year Ended     Year Ended
                                                                                           Dec. 31, 2002  Dec. 31, 2001
                                                                                           -------------  -------------
                                                                                              (Note 1)
Operations:
  Net Investment Income (Loss)                                                             ($    7,455)    $    6,480
  Net Realized Gain (Loss)                                                                    (412,614)       (45,476)
  Net Change in Unrealized Appreciation/Depreciation                                          (641,795)      (158,609)
                                                                                            ----------     ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                           (1,061,864)      (197,605)

Distributions:
  From Net Investment Income:
    Investor Class                                                                                  --         (6,671)
    Advisor Class                                                                                   --           (202)
  From Net Realized Gains:
    Investor Class                                                                                  --        (86,325)
    Advisor Class                                                                                   --         (2,019)
                                                                                            ----------     ----------
  Total Distributions                                                                               --        (95,217)

Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                        (79,788)       706,298
                                                                                            ----------     ----------
Total Increase (Decrease) in Net Assets                                                     (1,141,652)       413,476

Net Assets:
  Beginning of Year                                                                          3,753,200      3,339,724
                                                                                            ----------     ----------
  End of Year                                                                               $2,611,548     $3,753,200
                                                                                            ==========     ==========
  Undistributed Net Investment Income (Loss)                                                $       --    ($        5)

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Core Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Balanced Fund (a series of Strong Balanced Fund, Inc.)
     - Strong Balanced Asset Fund (formerly Strong Balanced Stock Fund) (a series of Strong Balanced Stock Fund, Inc.)
     - Strong Large Cap Core Fund (a series of Strong Equity Funds, Inc.)
     - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Opportunity Fund (a series of Strong Opportunity Fund, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain minimum account sizes, Advisor Class shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Balanced Fund, Strong Balanced Asset Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective December 31, 2001, Strong Growth and Income Fund issued an additional class of shares: Class K shares.

     Effective August 30, 2002, Strong Opportunity Fund issued an additional class of shares: Class K shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at December 31, 2002 are as follows:

                                  Aggregate    Aggregate    Percent of
                                    Cost       Fair Value   Net Assets
                                  ----------   ----------   ----------
          Strong Balanced Fund    $2,381,788    $360,725       0.17%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial

--------------------------------------------------------------------------------

          statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' Advisor has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the 33 amounts owed to the Funds under each repurchase agreement.

--------------------------------------------------------------------------------
December 31, 2002

    (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

    (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

    (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

        At December 31, 2002, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $7,186,065, $37,972,232 and $175,798,336, respectively, on loan
        (included within Investments in the Statements of Assets and Liabilities) and had received $7,346,318, $39,724,192 and $184,412,307, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended December 31, 2002, this securities lending income totaled $17,593, $45,876 and $258,045 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

        The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

    (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

    (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.  Related Party Transactions
    The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                          Administrative Fees
                                                    ---------------------------------------------------------------
                                    Advisory Fees   Investor Class  Institutional Class  Advisor Class    Class K
                                    -------------   --------------  -------------------  -------------  -----------
    Strong Balanced Fund              0.60%/(1)/         0.30%                 *                *              *
    Strong Balanced Asset Fund        0.75%/(2)/         0.30%                 *                *              *
    Strong Large Cap Core Fund        0.75%/(2)/         0.30%                 *                *              *
    Strong Growth and Income Fund     0.55%              0.30%              0.02%            0.30%          0.25%
    Strong Opportunity Fund           0.75%/(2)/         0.30%                 *             0.30%          0.25%

    * Does not offer Share class.

    /(1)/ The Investment Advisory fees are 0.60% for the first $35 million and 0.55% thereafter.

    /(2)/ The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

    The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional, Advisor and

--------------------------------------------------------------------------------

    K Classes are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

    Strong Growth and Income Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class shares.

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

    Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002 is as follows:

                                        Payable to/       Shareholder
                                     (Receivable from)   Servicing and        Transfer
                                         Advisor or      Other Expenses        Agency         Unaffiliated
                                      Administrator at       Paid to           Banking         Directors'
                                       Dec. 31, 2002      Administrator   Charges/(Credits)       Fees
                                     -----------------   --------------   -----------------   ------------
    Strong Balanced Fund                 $ 77,842          $  851,615          $ 12,521          $ 5,748
    Strong Balanced Asset Fund              1,787              43,687               553              733
    Strong Large Cap Core Fund                567              32,783               395              717
    Strong Growth and Income Fund         308,171           3,520,701            28,033           18,099
    Strong Opportunity Fund               805,029           9,488,058             9,342           71,647

    At December 31, 2002, the Advisor owns 10% of Strong Large Cap Core Fund.

4.  Expenses and Expense Offsets

    For the year ended December 31, 2002, the class specific expenses are as follows:

                                      Administrative     Shareholder      Reports to
                                           Fees        Servicing Costs   Shareholders   12b-1 Fees     Other
                                      --------------   ---------------   ------------   ----------   ---------
    Strong Growth and Income Fund
      Investor Class                    $2,216,849        $3,462,519     $  552,096      $     --     $ 28,445
      Institutional Class                   12,298             9,388         21,992            --        7,046
      Advisor Class                         37,928            25,375         (8,500)       31,607          652
      Class K                               18,584            14,903          2,530            --          407

    Strong Opportunity Fund
      Investor Class                     9,389,611         9,221,159      1,414,260            --       21,362
      Advisor Class                        315,933           211,482         62,902       263,277        3,061
      Class K                                  414               335              7            --            1

    For the year ended December 31, 2002, the expense offsets are as follows:

                                        Expense      Directed
                                      Waivers and    Brokerage      Earnings
                                      Absorptions     Credits        Credits
                                      -----------   -----------    -----------

    Strong Balanced Fund               $      --    ($  25,319)     ($  3,437)
    Strong Balanced Asset Fund          (116,993)       (1,443)           (90)
    Strong Large Cap Core Fund           (20,988)       (8,266)            (5)
    Strong Growth and Income Fund
      Investor Class                          --            --             --
      Institutional Class                     --            --             --
      Class K                             (5,972)           --             --
      Advisor Class                           --            --             --
      Fund Level                              --       (75,971)          (845)
    Strong Opportunity Fund
      Investor Class                          --            --             --
      Advisor Class                           --            --             --
      Class K                                (91)           --             --
      Fund Level                              --      (105,754)       (15,497)

--------------------------------------------------------------------------------
December 31, 2002

5.  Line of Credit
    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

6.  Investment Transactions
    The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 are as follows:

                                                      Purchases                          Sales
                                          -------------------------------  -------------------------------
                                          U.S. Government                  U.S. Government
                                             and Agency         Other         and Agency         Other
                                          ---------------  --------------  ---------------  --------------
    Strong Balanced Fund                   $ 151,141,268   $  396,373,713    $149,962,262   $  442,572,323
    Strong Balanced Asset Fund                 2,093,940        6,192,765       2,070,210        5,347,981
    Strong Large Cap Core Fund                        --       12,290,835              --       13,085,295
    Strong Growth and Income Fund                     --    1,513,602,966              --    1,584,173,422
    Strong Opportunity Fund                           --    2,156,812,400              --    2,027,879,772

7.  Capital Share Transactions

                                                        Strong Balanced Fund         Strong Balanced Asset Fund
                                                    ----------------------------    ----------------------------
                                                      Year Ended     Year Ended       Year Ended     Year Ended
                                                    Dec. 31, 2002  Dec. 31, 2001    Dec. 31, 2002  Dec. 31, 2001
                                                    -------------  -------------    -------------  -------------
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                         $  36,653,666   $ 54,667,374     $  8,068,776   $  8,291,873
  Proceeds from Reinvestment of Distributions           5,692,987      9,185,899           67,282         39,589
  Payment for Shares Redeemed                         (83,709,183)   (60,504,955)      (7,237,991)    (4,702,763)
                                                    -------------   ------------     ------------   ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       ($41,362,530)  $  3,348,318     $    898,067   $  3,628,699
                                                    =============   ============     ============   ============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                  2,180,533      2,628,240          780,843        758,443
  Issued in Reinvestment of Distributions                 335,854        481,865            7,074          3,660
  Redeemed                                             (4,869,245)    (3,064,673)        (709,743)      (430,322)
                                                    -------------   ------------     ------------   ------------
  Net Increase (Decrease) in Shares of the Fund        (2,352,858)        45,432           78,174        331,781
                                                    =============   ============     ============   ============

--------------------------------------------------------------------------------

                                                    Strong Large Cap Core Fund
                                                   ----------------------------
                                                     Year Ended     Year Ended
                                                   Dec. 31, 2002  Dec. 31, 2001
                                                   -------------  -------------

Capital Share Transactions of
  the Funds Were as Follows:
  Proceeds from Shares Sold                         $  3,123,078   $  3,568,813
  Payment for Shares Redeemed                         (3,793,251)    (2,303,421)
                                                    ------------   ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                     ($    670,173)  $  1,265,392
                                                    ============   ============

Transactions in Shares of
  the Funds Were as Follows:
  Sold                                                   329,343        329,450
  Redeemed                                              (383,490)      (207,995)
                                                    ------------   ------------
  Net Increase (Decrease) in Shares of the Fund          (54,147)       121,455
                                                    ============   ============

                                                   Strong Growth and Income Fund
                                                   -----------------------------
                                                      Year Ended     Year Ended
                                                    Dec. 31, 2002  Dec. 31, 2001
                                                    -------------  -------------
                                                                      (Note 1)

Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                        $ 176,912,236  $ 370,188,154
  Proceeds from Reinvestment of Distributions            144,293             --
  Payment for Shares Redeemed                       (291,757,275)  (361,287,248)
                                                   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (114,700,746)     8,900,906

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           47,671,257     31,235,942
  Proceeds from Reinvestment of Distributions            738,863             --
  Payment for Shares Redeemed                        (12,626,944)   (12,295,006)
                                                   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        35,783,176)    18,940,936

ADVISOR CLASS
  Proceeds from Shares Sold                            4,128,654     13,360,988
  Proceeds from Reinvestment of Distributions             40,781             --
  Payment for Shares Redeemed                         (4,218,214)    (2,170,800)
                                                   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (48,779)    11,190,188

CLASS K
  Proceeds from Shares Sold                           28,072,848             --
  Proceeds from Reinvestment of Distributions             36,058             --
  Payment for Shares Redeemed                         (7,791,644)            --
                                                   -------------  -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        20,317,262             --
                                                   -------------  -------------

  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    ($  58,649,087) $  39,032,030
                                                   =============  =============

--------------------------------------------------------------------------------
December 31, 2002

                                                  Strong Growth and Income Fund
                                                 ------------------------------
                                                  Year Ended       Year Ended
                                                 Dec. 31, 2002    Dec. 31, 2001
                                                 -------------    -------------
                                                                     (Note 1)
Transactions in Shares of Each Class of
   the Fund Were as Follows:

INVESTOR CLASS
   Sold                                             9,673,213        16,943,120
   Issued in Reinvestment of Distributions              7,113                --
   Redeemed                                       (16,654,781)      (16,976,325)
                                                 ------------     -------------
   Net Increase (Decrease) in Shares               (6,974,455)          (33,205)
                                                 ------------     -------------
INSTITUTIONAL CLASS
   Sold                                             2,589,549         1,593,956
   Issued in Reinvestment of Distributions             44,775                --
   Redeemed                                          (698,482)         (553,418)
                                                 ------------     -------------
   Net Increase (Decrease) in Shares                1,935,842         1,040,538
                                                 ------------     -------------
ADVISOR CLASS
   Sold                                               221,371           603,538
   Issued in Reinvestment of Distributions              2,416                --
   Redeemed                                          (251,851)         (105,023)
                                                 ------------     -------------
   Net Increase (Decrease) in Shares                  (28,064)          498,515
                                                 ------------     -------------
CLASS K
   Sold                                             1,706,654                --
   Issued in Reinvestment of Distributions              2,288                --
   Redeemed                                          (484,716)               --
                                                 ------------     -------------
   Net Increase (Decrease) in Shares                1,224,226                --
                                                 ============     =============

--------------------------------------------------------------------------------

                                                                  Strong Opportunity Fund
                                                           -------------------------------------
                                                             Year Ended            Year Ended
                                                            Dec. 31, 2002         Dec. 31, 2001
                                                           --------------        ---------------
                                                              (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $  847,954,312        $ 1,270,142,877
  Proceeds from Reinvestment of Distributions                          --             89,293,018
  Payment for Shares Redeemed                                (978,526,180)          (742,871,749)
                                                           --------------        ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                               (130,571,868)           616,564,146

ADVISOR CLASS
  Proceeds from Shares Sold                                    75,008,142             95,996,777
  Proceeds from Reinvestment of Distributions                         269              2,210,068
  Payment for Shares Redeemed                                 (24,817,162)            (8,472,931)
                                                           --------------        ---------------
  Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                50,191,249             89,733,914

CLASS K
  Proceeds from Shares Sold                                       609,224                     --
  Payment for Shares Redeemed                                     (16,832)                    --
                                                           --------------        ---------------
  Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                   592,392                     --
                                                           --------------        ---------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             ($   79,788,227)       $   706,298,060
                                                           ==============        ===============
Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                         24,676,904             31,029,289
  Issued in Reinvestment of Distributions                              --              2,275,707
  Redeemed                                                    (30,589,586)           (18,831,660)
                                                           --------------        ---------------
  Net Increase (Decrease) in Shares                            (5,912,682)            14,473,336
                                                           ==============        ===============
ADVISOR CLASS
  Sold                                                          2,175,502              2,398,574
  Issued in Reinvestment of Distributions                               7                 56,805
  Redeemed                                                       (802,712)              (225,651)
                                                           --------------        ---------------
  Net Increase (Decrease) in Shares                             1,372,797              2,229,728
                                                           ==============        ===============
CLASS K
  Sold                                                             22,659                     --
  Redeemed                                                           (587)                    --
                                                           --------------        ---------------
  Net Increase (Decrease) in Shares                                22,072                     --
                                                           ==============        ===============

--------------------------------------------------------------------------------
December 31, 2002

8.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                                  Net Unrealized
                                                         Gross         Gross       Appreciation/   Distributable  Distributable
                                         Cost of      Unrealized     Unrealized   (Depreciation)     Ordinary      Long-Term
                                       Investments   Appreciation  (Depreciation) on Investments      Income      Capital Gains
                                    --------------- -------------  -------------- --------------   -------------  -------------
     Strong Balanced Fund           $   218,453,504 $   8,245,017 ($   9,841,527) ($   1,596,510)   $   27,103      $  --
     Strong Balanced Asset Fund           8,031,177       188,544       (975,153)       (786,609)       21,584         --
     Strong Large Cap Core Fund           4,705,654        39,983       (463,383)       (423,400)           --         --
     Strong Growth and Income Fund      674,328,310    27,949,867    (30,894,262)     (2,944,395)      288,481         --
     Strong Opportunity Fund          2,905,911,487   303,741,637   (611,219,032)   (307,477,395)           --         --

     The difference between cost amounts for financial statement and federal income tax and 2001 purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001 and capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                          2002 Income Tax Information                   2001 Income Tax Information
                                       ----------------------------------------------------------  ---------------------------------
                                         Ordinary      Long-Term     Net Capital                     Ordinary          Long-Term
                                          Income     Capital Gains      Loss        Post-October      Income         Capital Gains
                                       Distributions Distributions   Carryovers        Losses      Distributions     Distributions
                                       ------------- ------------- -------------    ------------   -------------    ----------------
     Strong Balanced Fund                $ 5,923,951    $  --      $  42,476,029    $        --     $ 9,544,646       $         --
     Strong Balanced Asset Fund               70,710       --            237,385        110,033          41,440                 --
     Strong Large Cap Core Fund                   --       --            763,266        221,049              --                 --
     Strong Growth and Income Fund         1,179,224       --        236,232,147             --              --                 --
     Strong Opportunity Fund                      --       --        340,249,433     71,693,518      26,148,282         69,068,076

     For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Balanced Fund 100.0%, Strong Balanced Asset Fund 100.0%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0%, and Strong Opportunity Fund 0.0%.

9.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers for the period ended December 31, 2002 is as follows:

                                                                                                            Investment
                                     Balance of       Gross      Gross Sales   Balance of       Value        Income       Realized
                                    Shares Held     Purchases        and       Shares Held    Dec. 31,    Jan. 1, 2002-  Gain (Loss)
                                    Jan. 1, 2002  and Additions  Reductions   Dec. 31, 2002     2002      Dec. 31, 2002   on Sales
                                   -------------  -------------  -----------  -------------  -----------  -------------  -----------
     Strong Balanced Fund
     Strong Heritage Money Fund -
       Institutional Class                    --      5,210,000    5,210,000             --  $        --  $      21,979  $        --

     Strong Growth and Income Fund
     Strong Heritage Money Fund -
       Institutional Class                    --     15,000,000   15,000,000             --            --         2,092          --

     Strong Opportunity Fund
     Strong Heritage Money Fund -
       Institutional Class            30,000,000    397,000,000  250,000,000    177,000,000   177,000,000     3,735,802          --
     iShares Trust S&P MidCap
       400 Index Fund                    120,000         20,000      140,000             --            --        65,764  (2,515,128)

10.  Special Meeting of Shareholders of Strong Balanced Asset Fund
     On November 8, 2002, the Strong Balanced Asset Fund Board of Directors approved the reorganization of the Strong Balanced Asset Fund into the Strong Balanced Fund, subject to shareholder approval at a meeting scheduled for February 28, 2003.
     Effective November 29, 2002 the Fund was closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG BALANCED FUND
-----------------------------------------------------------------------------

                                                                                               Year Ended
                                                                    --------------------------------------------------------------
                                                                       Dec. 31, Dec. 31,   Dec. 31,   Oct. 31, Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                              2002    2001     2000/(b)/    2000     1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 18.84  $ 21.83    $ 24.77    $ 24.92  $ 21.14   $ 21.44

Income From Investment Operations:
   Net Investment Income (Loss)                                           0.40     0.58       0.12       0.82     0.71      0.55
   Net Realized and Unrealized Gains (Losses) on Investments             (2.77)   (2.99)     (1.53)      0.61     3.75      1.75
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (2.37)   (2.41)     (1.41)      1.43     4.46      2.30

Less Distributions:
   From Net Investment Income                                            (0.41)   (0.58)     (0.20)     (0.83)   (0.68)    (0.54)
   From Net Realized Gains                                                  --       --      (1.33)     (0.75)      --     (2.06)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.41)   (0.58)     (1.53)     (1.58)   (0.68)    (2.60)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $ 16.06  $ 18.84    $ 21.83    $ 24.77  $ 24.92   $ 21.14
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -12.7%   -11.0%      -5.6%      +5.7%   +21.3%    +11.8%
   Net Assets, End of Period (In Millions)                             $   218  $   300    $   347    $   372  $   344   $   288
   Ratio of Expenses to Average Net Assets before Expense Offsets          1.3%     1.2%       1.1%*      1.1%     1.1%      1.0%
   Ratio of Expenses to Average Net Assets                                 1.3%     1.2%       1.1%*      1.1%     1.1%      1.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets             2.3%     2.9%       3.3%*      3.2%     3.0%      2.5%
   Portfolio Turnover Rate                                               225.5%   234.1%      45.1%     150.9%    64.7%    185.9%

STRONG BALANCED ASSET FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Year Ended
                                                                    ---------------------------------------------------------------
                                                                    Dec. 31, Dec. 31,        Dec. 31,  Sept. 30, Sept. 30, Sept. 30,
Selected Per-Share Data/(a)/                                          2002     2001          2000/(c)/    2000    1999     1998/(d)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 10.92  $ 10.91         $ 10.69   $ 10.27  $  9.14   $ 10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                        0.12     0.08            0.03      0.13     0.15      0.10
   Net Realized and Unrealized Gains (Losses) on Investments          (1.48)   (0.00)/(e)(f)/   0.25      0.72     1.22     (0.86)
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (1.36)    0.08            0.28      0.85     1.37     (0.76)

Less Distributions:
   From Net Investment Income                                         (0.09)   (0.07)          (0.06)    (0.10)   (0.15)    (0.10)
   From Net Realized Gains                                               --       --              --     (0.33)   (0.09)       --
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.09)   (0.07)          (0.06)    (0.43)   (0.24)    (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  9.47  $ 10.92         $ 10.91   $ 10.69  $ 10.27   $  9.14
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -12.4%    +0.8%           +2.6%     +8.6%   +15.1%     -7.7%
   Net Assets, End of Period (In Millions)                          $     7  $     8         $     4   $     4  $     6   $     8
   Ratio of Expenses to Average Net Assets before Expense Offsets       2.8%     3.3%            2.0%*     2.0%     2.0%      2.0%*
   Ratio of Expenses to Average Net Assets                              1.3%     2.0%            2.0%*     2.0%     2.0%      2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets          1.2%     0.8%            1.1%*     1.1%     1.3%      1.5%*
   Portfolio Turnover Rate                                             99.4%   161.8%            2.1%     35.7%    87.9%     45.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  In 2000, the Fund changed its fiscal year-end from September to December.
(d)  For the period December 31, 1997 (inception) to September 30, 1998.
(e)  Amount calculated is less than $0.005.
(f) Net realized and unrealized loss per share represents net realized and unrealized loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.
                                                                              41

--------------------------------------------------------------------------------
STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                    --------------------------------------------------------
                                                                    Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                          2002        2001        2000      1999      1998/(b)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 11.01    $ 12.40     $ 13.85    $ 11.25    $ 10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                        (0.08)     (0.10)      (0.09)     (0.11)     (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments           (2.88)     (1.29)      (1.19)      3.41       1.28
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (2.96)     (1.39)      (1.28)      3.30       1.25

Less Distributions:
   From Net Realized Gains                                                --         --       (0.17)     (0.70)        --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    --         --       (0.17)     (0.70)        --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  8.05    $ 11.01     $ 12.40    $ 13.85    $ 11.25
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                        -26.9%     -11.2%       -9.2%     +29.4%     +12.5%
   Net Assets, End of Period (In Millions)                           $     4    $     6     $     6    $     5    $     3
   Ratio of Expenses to Average Net Assets before Expense Offsets        2.5%       2.7%        2.0%       2.0%       2.0%*
   Ratio of Expenses to Average Net Assets                               1.8%       2.0%        2.0%       2.0%       2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets          (0.9%)     (1.1%)      (0.8%)     (1.1%)     (0.5%)*
   Portfolio Turnover Rate                                             269.3%     196.4%      154.9%     178.4%      59.7%

STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                    ----------------------------------------------------------------
                                                                    Dec. 31,      Dec. 31,   Dec. 31,       Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                          2002          2001     2000/(c)/        2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 20.28        $ 25.37    $ 28.34         $ 25.26   $ 18.73

Income From Investment Operations:
   Net Investment Income (Loss)                                       0.02          (0.02)     (0.00)/(e)/     (0.09)    (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments         (4.45)         (5.07)     (2.65)           3.19      6.56
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (4.43)         (5.09)     (2.65)           3.10      6.53

Less Distributions:
   From Net Investment Income                                        (0.00)/(e)/       --         --              --     (0.00)/(e)/
   From Net Realized Gains                                              --             --      (0.32)          (0.02)       --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.00)/(e)/       --      (0.32)          (0.02)    (0.00)/(e)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 15.85        $ 20.28    $ 25.37         $ 28.34   $ 25.26
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      -21.8%         -20.1%      -9.3%          +12.3%    +34.9%
   Net Assets, End of Period (In Millions)                         $   582        $   886    $ 1,109         $ 1,228   $   861
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.4%           1.3%       1.1%*           1.1%      1.1%
   Ratio of Expenses to Average Net Assets                             1.4%           1.3%       1.1%*           1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets         0.1%          (0.1%)     (0.0%)/(e)/     (0.4%)    (0.1%)
   Portfolio Turnover Rate/(d)/                                      187.8%         171.9%      23.3%          122.0%     52.3%

--------------------------------------------------------------------------
                                                                  Oct. 31,
Selected Per-Share Data/(a)/                                        1998
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 16.35

Income From Investment Operations:
   Net Investment Income (Loss)                                       0.03
   Net Realized and Unrealized Gains (Losses) on Investments          3.07
--------------------------------------------------------------------------
   Total from Investment Operations                                   3.10

Less Distributions:
   From Net Investment Income                                        (0.03)
   From Net Realized Gains                                           (0.69)
--------------------------------------------------------------------------
   Total Distributions                                               (0.72)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 18.73
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                      +19.7%
   Net Assets, End of Period (In Millions)                         $   399
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.1%
   Ratio of Expenses to Average Net Assets                             1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets         0.1%
   Portfolio Turnover Rate/(d)/                                      107.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from June 30, 1998 (inception) to December 31, 1998.
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------

                                                                                          Year Ended
                                                                    --------------------------------------------------------
                                                                      Dec. 31,    Dec. 31,      Dec. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                           2002         2001       2000/(b)/       2000/(e)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  20.49     $  25.46    $  28.41         $  29.15

Income From Investment Operations:
   Net Investment Income (Loss)                                          0.15         0.08       (0.00)/(c)/       0.01
   Net Realized and Unrealized Gains (Losses) on Investments            (4.49)       (5.05)      (2.63)           (0.75)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.34)       (4.97)      (2.63)           (0.74)

Less Distributions:
   From Net Investment Income                                           (0.23)          --          --               --
   From Net Realized Gains                                                 --           --       (0.32)              --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.23)          --       (0.32)              --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  15.92     $  20.49    $  25.46         $  28.41
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -21.2%       -19.5%       -9.2%            -2.5%
   Net Assets, End of Period (In Millions)                           $     67     $     47    $     31         $      1
   Ratio of Expenses to Average Net Assets before Expense Offsets         0.7%         0.6%        0.6%*            0.6%*
   Ratio of Expenses to Average Net Assets                                0.7%         0.6%        0.6%*            0.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.9%         0.6%        0.1%*            0.1%*
   Portfolio Turnover Rate/(d)/                                         187.8%       171.9%       23.3%           122.0%

STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                    --------------------------------------------------------
                                                                      Dec. 31,    Dec. 31,      Dec. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                           2002         2001       2000/(b)/       2000/(e)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  20.20     $  25.32    $  28.29         $  29.15

Income From Investment Operations:
   Net Investment Income (Loss)                                          0.04        (0.04)      (0.00)/(c)/      (0.05)
   Net Realized and Unrealized Gains (Losses) on Investments            (4.41)       (5.08)      (2.65)           (0.81)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.37)       (5.12)      (2.65)           (0.86)

Less Distributions:
   From Net Investment Income                                           (0.06)          --          --               --
   From Net Realized Gains                                                 --           --       (0.32)              --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.06)          --       (0.32)              --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  15.77     $  20.20    $  25.32         $  28.29
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -21.7%       -20.2%       -9.4%            -3.0%
   Net Assets, End of Period (In Millions)                           $     10     $     14    $      5         $      0/(f)/
   Ratio of Expenses to Average Net Assets before Expense Offsets         1.3%         1.5%        1.3%*            1.3%*
   Ratio of Expenses to Average Net Assets                                1.3%         1.5%        1.3%*            1.3%*
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.2%        (0.3%)      (0.2%)*          (0.7%)*
   Portfolio Turnover Rate/(d)/                                         187.8%       171.9%       23.3%           122.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  Amount calculated is less than $0.005.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the period from March 1, 2000 (commencement of class) to October 31,
     2000.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- CLASS K
------------------------------------------------------------------------------
                                                                  Year Ended
                                                                    Dec. 31,
Selected Per-Share Data/(a)/                                         2002
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 20.28

Income From Investment Operations:
   Net Investment Income (Loss)                                        0.11
   Net Realized and Unrealized Gains (Losses) on Investments          (4.46)
----------------------------------------------------------------------------
   Total from Investment Operations                                   (4.35)

Less Distributions:
   From Net Investment Income                                         (0.18)
----------------------------------------------------------------------------
   Total Distributions                                                (0.18)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 15.75
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
   Total Return                                                       -21.5%
   Net Assets, End of Period (In Millions)                          $    19
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.1%
   Ratio of Expenses to Average Net Assets                              1.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets          0.7%
   Portfolio Turnover Rate/(b)/                                       187.8%

STRONG OPPORTUNITY FUND -- INVESTOR CLASS
----------------------------------------------------------------------------


                                                                                      Year Ended
                                                                    ------------------------------------------------
                                                                    Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                          2002      2001      2000      1999      1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 39.29   $ 42.35   $ 44.69   $ 38.62   $ 37.41

Income From Investment Operations:
   Net Investment Income (Loss)                                       (0.08)     0.07      0.17      0.08      0.05
   Net Realized and Unrealized Gains (Losses) on Investments         (10.51)    (2.11)     3.30     12.42      5.68
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (10.59)    (2.04)     3.47     12.50      5.73

Less Distributions:
   From Net Investment Income                                            --     (0.07)    (0.17)    (0.08)    (0.05)
   From Net Realized Gains                                               --     (0.95)    (5.64)    (6.35)    (4.47)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   --     (1.02)    (5.81)    (6.43)    (4.52)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 28.70   $ 39.29   $ 42.35   $ 44.69   $ 38.62
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -27.0%     -4.8%     +8.6%    +33.4%    +15.5%
   Net Assets, End of Period (In Millions)                          $ 2,507   $ 3,664   $ 3,337   $ 2,537   $ 2,038
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.4%      1.3%      1.2%      1.2%      1.2%
   Ratio of Expenses to Average Net Assets                              1.4%      1.3%      1.2%      1.2%      1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets         (0.2%)     0.2%      0.5%      0.2%      0.2%
   Portfolio Turnover Rate/(b)/                                        70.9%     87.8%     86.5%     80.8%     86.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG OPPORTUNITY FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                  Year Ended
                                                                    ----------------------------------
                                                                    Dec. 31,  Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                          2002      2001        2000/(b)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 38.92   $ 42.10        $ 43.16

Income From Investment Operations:
   Net Investment Income (Loss)                                       (0.11)    (0.06)/(d)/     0.03
   Net Realized and Unrealized Gains (Losses) on Investments         (10.44)    (2.08)          4.83
------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (10.55)    (2.14)          4.86

Less Distributions:
   From Net Investment Income                                            --     (0.09)         (0.28)
   From Net Realized Gains                                               --     (0.95)         (5.64)
------------------------------------------------------------------------------------------------------
   Total Distributions                                                   --     (1.04)         (5.92)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 28.37   $ 38.92        $ 42.10
======================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------
   Total Return                                                       -27.1%     -5.1%         +12.1%
   Net Assets, End of Period (In Millions)                          $   104   $    89        $     3
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.6%      1.7%           1.6%*
   Ratio of Expenses to Average Net Assets                              1.6%      1.7%           1.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets         (0.4%)    (0.3%)          0.1%*
   Portfolio Turnover Rate/(c)/                                        70.9%     87.8%          86.5%

STRONG OPPORTUNITY FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                     Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(e)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 29.48

Income From Investment Operations:
   Net Investment Income (Loss)                                          0.02
   Net Realized and Unrealized Gains (Losses) on Investments            (0.77)
--------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.75)
--------------------------------------------------------------------------------
Less Distributions:
   From Net Investment Income                                              --
--------------------------------------------------------------------------------
   Total Distributions                                                     --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 28.73
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                          -2.5%
   Net Assets, End of Period (In Millions)                            $     1
   Ratio of Expenses to Average Net Assets before Expense Offsets         1.2%*
   Ratio of Expenses to Average Net Assets                                1.2%*
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.2%*
   Portfolio Turnover Rate/(c)/                                          70.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(e) For the period from August 30, 2002 (commencement of class) to December 31, 2002.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Core Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Balanced Fund (a series of Strong Balanced Funds, Inc.), Strong Balanced Asset Fund (formerly Strong Balanced Stock Fund) (a series of Strong Balanced Stock Fund, Inc.), Strong Large Cap Core Fund (a series of Strong Equity Funds, Inc.), Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.), and Strong Opportunity Fund (a series of Strong Opportunity Fund, Inc.) (all five collectively constituting Strong Core Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc.


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

-------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]
                                                                ACOR/WH2057 1202